UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2009

Date of reporting period: March 1, 2008— February 28, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Annual Report
2|28|09

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Floating Rate
Income Fund

Annual Report

2|28|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Expenses	10
Portfolio turnover	11
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	18
Federal tax information	34
About the Trustees	35
Officers	39

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A distinctive way to diversify a portfolio of traditional bonds

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are debt obligations issued by banks that consist of loans made to companies. Interest rates on these loans adjust to reflect changes in short-term interest rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and from strong economic conditions, factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that are financed with loans.

However, floating-rate loans have risks, and their prices can fall, particularly in periods when economic growth is slowing and rates are declining.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. That said, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

Bank loans: A market of growing importance

Bank loans may be a less familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

2	3

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 3.25%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The inception of the Barclays Capital U.S. High Yield Loan Index was 12/31/05, which was after the inception of the fund.

“Underweighting financials proved
beneficial, as this sector continued to
struggle monumentally.”

Paul Scanlon, Portfolio Manager, Putnam Floating Rate Income Fund

Credit qualities shown as a percentage of portfolio value as of 2/28/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

4

Interview with your
fund’s Portfolio Manager

Paul Scanlon

Paul, thanks for taking some time to discuss how Putnam Floating Rate Income Fund fared over the past year. How did the fund perform?

For the 12 months ending February 28, 2009, the fund declined 19.09%, compared with a loss of 17.09% for the Lipper peer group average, Loan Participation Funds, and a drop of 19.18% for its primary benchmark, the Barclays Capital U.S. High Yield Loan Index.

Floating-rate bank loans endured a difficult year. What took place with them?

Loans historically have been characterized by lower volatility and less correlation with other fixed-income securities. However, during the period a convergence took place among non-investment-grade securities, and loans became more correlated and volatility increased. There were two main factors driving this development. First, the deterioration of the U.S. and global economies signaled a downturn in the outlook for corporate business fundamentals. Growth in the U.S. gross domestic product [GDP] declined sharply by 6.2% in the fourth quarter of 2008, jobless claims were on the rise, durable goods orders were down, and new-home sales plunged. As a result, defaults among bank loans increased.

In addition, market technicals — factors of supply and demand — were generally negative for bank loans. Although technicals were helped over the period by a reduction in new-issue supply, demand for bank loans dried up dramatically. This was particularly true in the aftermath of the Lehman Brothers bankruptcy in September 2008, which caused a credit-market freeze-up and an exodus away from riskier assets. It should be added, though, that sharp drops in bank loan prices attracted crossover buyers — especially high-yield bond funds — during the last three months of the period. These investors also were attracted by the fact that loans are senior in a company’s capital structure, meaning they get paid off first in the event of a bankruptcy. Amid profound economic and market uncertainty, this attribute proved appealing.

What was your strategy for the fund’s portfolio?

In response to market volatility and continued uncertainty about the direction of the economy, we stayed the course

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

5

with our defensive positioning. We focused on maintaining a diversified portfolio with a bias toward loans issued by large companies, and maintained an average credit quality higher than the benchmark’s. Within an unstable market, we favored bank loans issued by companies that were rich in physical assets, believing that this attribute would offer some downside protection. Such companies could sell these assets if necessary, instead of issuing additional debt or attempting to sell less-tangible assets at a loss. Because of the uncertain environment, we also carried a higher-than-usual allocation to cash equivalents. In terms of sectors, we’ve kept overweighted positions in cable TV, health care, energy, wireless telecommunications, and utilities, while underweighting chemicals, financials, housing, grocers, food/tobacco, forest products, technology, retail, and services.

Paul, which factors helped or hurt the fund’s return relative to its benchmark?

The main positive factor was the fund’s higher average credit quality, as lower-quality investments lagged in a down market. At the industry level, the fund benefited from overweighting the energy sector. In spite of lower energy prices, investors favored energy investments because they were seen as being relatively immune from economic factors. Additionally, many energy companies successfully hedged against the negative effects of falling commodity prices. Underweighting financials proved beneficial, as this sector continued to struggle monumentally. So did underweighting gaming and leisure, which proved to be more cyclical, or economically sensitive, than expected, and suffered from a sharp slowdown in consumer spending. Underweighting retail and services also helped, as did overweighting health care, which is considered a defensive industry in a recessionary economic climate. Lastly, the fund’s cash allocation added value in a down market. On the down side, overweighting diversified media hurt. Corporate fundamentals for this group were abysmal because of evaporating advertising spending.

Paul, what’s your outlook?

The economic environment continues to deteriorate, as declines in consumer confidence and GDP demonstrate weakness. Rising unemployment and continued government support of the financial industry also point out that the credit markets are not out of the woods yet. Loan defaults are rising, while recovery rates for loans — the percentage of a loan’s value one can expect to be repaid in the event of a default — are falling. At the same time, however, valuations for floating-rate bank loans remain extremely attractive, particularly since bank loans are senior in a company’s capital structure and are usually secured by the issuing company’s assets.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

HCA, Inc. (1.2%)	Health care	Health care
MetroPCS Wireless, Inc. (1.1%)	Communication services	Telecommunications
Community Health Systems, Inc. (1.1%)	Health care	Health care
VNU Group BV (Netherlands) (1.1%)	Consumer cyclicals	Media
Dynegy Holdings, Inc. (1.0%)	Utilities and power	Electric utilities
Graham Packaging Co., LP (1.0%)	Capital goods	Containers
West Corp. (1.0%)	Communication services	Telecommunications
Calpine Corp. (1.0%)	Utilities and power	Power producers
Pinnacle Foods Holding Corp. (0.9%)	Consumer staples	Food
WM Wrigley Jr., Co. (0.9%)	Consumer staples	Food

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In terms of technicals, new-issue supply has fallen sharply, and the structure for new deals in terms of credit quality and pricing has been positive. However, any increase in rating downgrades to CCC will likely lead to forced selling by hedge fund managers, which would be a negative technical factor. Overall, while we believe that loans offer value, the hurdles that plagued the asset class in 2008 still exist, as lower-quality issues see higher defaults and lower recoveries. In response, our positioning remains somewhat defensive. As in the past, our intent will be to take advantage of any opportunities that are presented to us. That’s because we feel our approach can benefit shareholders as we confront the challenges of the coming months.

Thanks for taking the time to speak with us today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–12.87%	–15.79%	–15.36%	–15.36%	–15.88%	–15.88%	–13.46%	–15.16%	–13.85%	–12.15%
Annual average	–2.97	–3.69	–3.59	–3.59	–3.72	–3.72	–3.12	–3.54	–3.21	–2.80

3 years	–18.23	–20.91	–19.81	–21.17	–20.06	–20.06	–18.61	–20.19	–18.84	–17.58
Annual average	–6.49	–7.52	–7.09	–7.62	–7.19	–7.19	–6.63	–7.24	–6.72	–6.24

1 year	–19.09	–21.75	–19.62	–21.92	–19.63	–20.40	–19.22	–20.83	–19.31	–18.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,675 after sales charge)

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $8,464 and $8,412 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $8,484 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $8,615 and $8,785, respectively.

These returns are from 7/31/04 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

8

Comparative index returns For periods ended 2/28/09

	Barclays Capital U.S. High Yield	S&P/LSTA Leveraged	Lipper Loan Participation Funds
	Loan Index*	Loan Index†	category average‡

Life of fund	—	–10.45%	–10.59%
Annual average	—	–2.38	–2.49

3 years	–17.60%	–17.52	–17.87
Annual average	–6.25	–6.22	–6.42

1 year	–19.18	–18.67	–17.09

Index and Lipper results should be compared to fund performance at net asset value.

* Inception of the index is 12/31/05.

† These returns are from 7/31/04 to 2/28/09 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, and life-of-fund periods ended 2/28/09, there were 92, 53, and 34 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.431284		$0.381695	$0.369327	$0.418849		$0.410649	$0.452061

Capital gains	—		—	—	—		—	—

Total	$0.431284		$0.381695	$0.369327	$0.418849		$0.410649	$0.452061

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/29/08	$8.90	$9.20	$8.89	$8.89	$8.90	$9.08	$8.90	$8.90

2/28/09	6.82	7.05	6.81	6.82	6.82	6.96	6.82	6.82

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.32%	5.15%	4.67%	4.50%	5.16%	5.05%	5.05%	5.59%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	8.82	8.51	8.35	N/A	8.79	8.86	9.36

Current 30-day SEC yield [3]
(without expense limitation)	N/A	8.73	8.42	8.26	N/A	8.70	8.77	9.27

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–12.04%	–14.99%	–14.49%	–14.49%	–15.14%	–15.14%	–12.65%	–14.37%	–13.05%	–11.18%
Annual average	–2.72	–3.43	–3.30	–3.30	–3.46	–3.46	–2.86	–3.28	–2.96	–2.51

3 years	–17.92	–20.62	–19.36	–20.73	–19.79	–19.79	–18.28	–19.87	–18.50	–17.17
Annual average	–6.37	–7.41	–6.92	–7.45	–7.09	–7.09	–6.51	–7.12	–6.59	–6.09

1 year	–18.55	–21.24	–19.05	–21.36	–19.18	–19.95	–18.70	–20.30	–18.77	–18.24

Fund’s annual operating expenses For the fiscal year ended 2/29/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.06%	1.66%	1.81%	1.21%	1.31%	0.81%

Total annual fund operating expenses	1.07	1.67	1.82	1.22	1.32	0.82

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from September 1, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.72	$7.36	$8.02	$5.38	$5.82	$3.62

Ending value (after expenses)	$780.60	$777.10	$777.50	$780.10	$779.60	$781.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2009, use the following calculation method. To find the value of your investment on September 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.36	$8.35	$9.10	$6.11	$6.61	$4.11

Ending value (after expenses)	$1,019.49	$1,016.51	$1,015.77	$1,018.74	$1,018.25	$1,020.73

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.07%	1.67%	1.82%	1.22%	1.32%	0.82%

Average annualized expense ratio for Lipper peer group†	1.10%	1.70%	1.85%	1.25%	1.35%	0.85%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2009	2008	2007	2006	2005

Putnam Floating Rate Income Fund	46%	65%	89%	60%	51%*

Lipper Loan Participation Funds category average	50%	59%	78%	55%	59%

* For the period of 8/4/04 through 2/28/05.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2009 is based on information available as of 2/28/09. Current and future portfolio holdings are subject to risk.

11

Your fund’s management

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norman Boucher, Robert Salvin, and William Wright.

Trustee and Putnam employee fund ownership

As of February 28, 2009, 13 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$71,000	$29,000,000

Putnam employees	$1,377,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Paul Scanlon is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher is also a Portfolio Manager of Putnam High Yield Trust and Putnam High Yield Advantage Fund.

Robert Salvin is also a Portfolio Manager of Putnam Convertible Income-Growth Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam High Income Securities Fund.

Paul Scanlon, Norman Boucher, Robert Salvin, and William Wright may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 30th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios

14

(exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds.   Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of under-performance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year and three-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	30th

Three-year period	52nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year and three-year periods ended December 31, 2007, there were 66 and 42 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Loan Participation Funds category for the one-year period ended March 31, 2009, was 56%. Over the one-year period ended March 31, 2009, your fund ranked 52nd out of 93 funds. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

15

Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

16

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

18

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of Putnam Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund, including the fund’s portfolio, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 15, 2009

19

The fund’s portfolio 2/28/09

SENIOR LOANS (87.4%)* [c]	Principal
	amount	Value

Automotive (2.9%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.2s, 2014	$2,468,131	$1,635,137

Dana Corp. bank term loan FRN 7 1/4s, 2015	2,064,348	628,152

Federal Mogul Corp. bank term loan FRN
Ser. B, 2.431s, 2014	1,238,609	582,146

Federal Mogul Corp. bank term loan FRN
Ser. C, 2.405s, 2015	631,944	297,013

Ford Motor Co. bank term loan FRN
Ser. B, 4.027s, 2013	935,228	298,883

General Motors Corp. bank term loan
FRN 3.652s, 2013	935,228	335,012

Lear Corp. bank term loan FRN 3.544s, 2013	1,372,505	472,534

Navistar Financial Corp. bank term loan
FRN 4.363s, 2012	361,333	258,654

Navistar International Corp. bank term loan
FRN 3.729s, 2012	993,667	711,299

TRW Automotive, Inc. bank term loan
FRN Ser. B, 3.332s, 2014	1,113,050	641,859

United Components, Inc. bank term loan
FRN Ser. D, 3 1/4s, 2012	422,222	293,444

		6,154,133
Basic materials (6.0%)
Aleris International, Inc. bank term loan
FRN Ser. B, 2 3/8s, 2013	619,481	24,263

Celanese Corp. bank term loan FRN Ser. B,
2.935s, 2014	2,404,035	1,955,949

Domtar Corp. bank term loan FRN 1.823s,
2014 (Canada)	1,584,899	1,327,353

Georgia-Pacific, LLC bank term loan FRN
Ser. B, 4.189s, 2013	1,000,000	863,125

Huntsman International, LLC bank term loan
FRN Ser. B, 2.229s, 2012	1,740,000	1,200,600

Lyondell Chemical Co. bank term loan FRN
11.425s, 2009	1,000,000	977,321

Momentive Performance Materials, Inc. bank
term loan FRN 6s, 2013	1,000,000	741,250

Nalco Co. bank term loan FRN Ser. B,
3.315s, 2010	1,000,000	956,250

NewPage Holding Corp. bank term loan FRN
5.313s, 2014	2,860,454	1,742,277

Novelis, Inc. bank term loan FRN Ser. B,
3.46s, 2014	811,047	480,951

Novelis, Inc. bank term loan FRN Ser. B,
3.46s, 2014	1,784,304	1,058,092

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. E, 1.979s, 2012	1,577,179	1,385,288

		12,712,719
Broadcasting (1.5%)
Citadel Communications bank term loan
FRN Ser. B, 2.213s, 2014	715,000	271,700

Cumulus Media, Inc. bank term loan FRN
Ser. B, 2.197s, 2014	634,830	255,519

DIRECTV Holdings, LLC bank term loan
FRN Ser. B, 1.979s, 2013	1,000,000	930,000

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.729s, 2014	3,600,000	1,618,499

		3,075,718
Building materials (0.3%)
Goodman Global Holdings, Inc. bank term
loan FRN Ser. B, 7.708s, 2011	631,110	531,079

		531,079

SENIOR LOANS (87.4%)* [c] cont.	Principal
	amount	Value

Cable television (4.2%)
Atlantic Broadband Financial, LLC bank term
loan FRN Ser. B2 6.02s, 2011	$2,000,000	$1,785,000

Cablevision Systems Corp. bank term loan
FRN 2.206s, 2013	1,394,185	1,265,223

Cebridge Connections, Inc. bank term loan
FRN Ser. B, 2.45s, 2013	1,824,071	1,537,351

Charter Communications, Inc. bank term loan
FRN 3.959s, 2014	1,000,000	618,438

Charter Communications, Inc. bank term loan
FRN 3.211s, 2014	1,965,786	1,560,343

Mediacom Communications Corp. bank
term loan FRN Ser. C, 1.87s, 2015	1,595,130	1,324,955

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 2.12s, 2015	882,000	749,700

		8,841,010
Capital goods (7.4%)
Berry Plastics Holding Corp. bank term loan
FRN 2.448s, 2015	2,293,913	1,626,384

Graham Packaging Co., LP bank term loan
FRN 3.524s, 2011	2,539,538	2,124,748

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 3.459s, 2014	168,734	77,524

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 2.801s, 2014	2,875,816	1,321,277

Hexcel Corp. bank term loan FRN
3.793s, 2012	930,325	855,899

Hexcel Corp. bank term loan FRN Ser. B,
3.4s, 2012	1,000,028	870,024

Manitowoc Co., Inc. (The) bank term loan
FRN Ser. B, 6 1/2s, 2014	1,800,000	1,356,750

Mueller Water Products, Inc. bank term
loan FRN Ser. B, 2.791s, 2014	1,952,781	1,585,658

Polypore, Inc. bank term loan FRN
Ser. B, 2.48s, 2014	970,225	684,009

Rexnord Corp. bank term loan FRN
Ser. B, 3.362s, 2013	1,590,902	1,309,842

Sensata Technologies BV bank term loan
FRN 2.934s, 2013 (Netherlands)	1,818,041	811,301

Sequa Corp. bank term loan FRN
3.702s, 2014	1,589,947	969,867

Transdigm, Inc. bank term loan FRN
3.498s, 2013	445,209	404,862

Wesco Aircraft Hardware Corp. bank
term loan FRN 6.23s, 2014	485,000	338,288

Wesco Aircraft Hardware Corp. bank
term loan FRN 2.73s, 2013	1,600,000	1,320,000

		15,656,433
Commercial and consumer services (1.3%)
Aramark Corp. bank term loan FRN
2.038s, 2014	116,839	100,936

Aramark Corp. bank term loan FRN
Ser. B, 3.334s, 2014	1,839,129	1,588,803

Lender Processing Services, Inc. bank
term loan FRN Ser. B, 2.979s, 2014	1,057,343	1,017,693

		2,707,432
Consumer (0.6%)
Yankee Candle Co., Inc. bank term loan
FRN 3.405s, 2014	1,938,865	1,176,246

		1,176,246

20

SENIOR LOANS (87.4%)* [c] cont	Principal
	amount	Value

Consumer staples (8.2%)
Constellation Brands, Inc. bank term loan
FRN Ser. B, 2.623s, 2013	$1,343,096	$1,262,884

Dean Foods Co. bank term loan FRN
Ser. B, 2.95s, 2014	2,033,326	1,817,794

Dole Food Co., Inc. bank term loan FRN
Ser. B, 2.597s, 2013	350,057	313,787

Dole Food Co., Inc. bank term loan FRN
Ser. C, 2.97s, 2013	1,304,209	1,169,079

Dole Food Co., Inc. bank term loan FRN
Ser. C, 0.66s, 2013	198,010	177,494

Jarden Corp. bank term loan FRN Ser. B1,
3.209s, 2012	969,384	862,347

Jarden Corp. bank term loan FRN Ser. B2,
3.209s, 2012	1,964,377	1,747,476

NPC International, Inc. bank term loan
FRN Ser. B, 2.782s, 2013	1,021,816	858,325

Pantry, Inc. (The) bank term loan FRN
Ser. B 1.98s, 2014	1,363,414	1,080,506

Pantry, Inc. (The) bank term loan FRN
1.98s, 2014	392,513	311,067

Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 3.247s, 2014	2,459,955	1,993,334

Prestige Brands, Inc. bank term loan
FRN 2.729s, 2011	1,039,473	925,131

Rite-Aid Corp. bank term loan FRN
Ser. B, 2.217s, 2014	545,875	350,952

Spectrum Brands, Inc. bank term loan
FRN 0.263s, 2013	98,410	65,246

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 6.053s, 2013	1,924,233	1,275,766

Supervalu, Inc. bank term loan FRN Ser. B,
1.695s, 2012	1,335,137	1,180,854

WM Wrigley Jr., Co. bank term loan FRN
Ser. B, 6 1/2s, 2014	2,000,000	1,973,334

		17,365,376
Energy (4.6%)
Dresser, Inc. bank term loan FRN
3.454s, 2014	2,490,000	1,787,820

Energy Solutions, Inc. bank term loan
FRN Ser. A, 2.73s, 2013	69,338	60,324

Enterprise GP Holdings, LP bank term
loan FRN 3.262s, 2014	733,095	667,116

EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.473s, 2012	2,325,000	1,906,500

Hercules Offshore, Inc. bank term loan
FRN Ser. B, 3.21s, 2013	961,967	674,579

MEG Energy Corp. bank term loan FRN
3.46s, 2013 (Canada)	804,240	498,629

MEG Energy Corp. bank term loan FRN
Ser. DD, 3.46s, 2013 (Canada)	343,206	212,788

Petroleum Geo-Services ASA bank term
loan FRN 3.21s, 2015 (Norway)	1,115,951	801,624

Quicksilver Resources, Inc. bank term
loan FRN 6 3/4s, 2013	229,112	190,736

Targa Resources, Inc. bank term loan
FRN 5.93s, 2012	1,590,280	1,138,641

Targa Resources, Inc. bank term loan
FRN 1.334s, 2012	911,704	652,780

Western Refining, Inc. bank term loan
FRN Ser. B, 4s, 2014	1,890,404	1,173,941

		9,765,478

SENIOR LOANS (87.4%)* [c] cont.	Principal
	amount	Value

Entertainment (3.9%)
AMC Entertainment, Inc. bank term loan
FRN 3.027s, 2013	$2,000,000	$1,760,000

Cinemark USA, Inc. bank term loan FRN
2.6s, 2013	1,317,905	1,166,529

Hertz Corp. bank term loan FRN 4.91s, 2012	154,108	101,326

Hertz Corp. bank term loan FRN Ser. B,
6 3/4s, 2012	845,892	556,174

Regal Cinemas, Inc. bank term loan FRN
Ser. B, 3.209s, 2010	1,000,000	919,091

Six Flags Theme Parks bank term loan FRN
2.987s, 2015	2,729,300	1,955,350

Universal City Development Partners bank
term loan FRN Ser. B, 5.837s, 2011	1,816,487	1,671,168

		8,129,638
Financials (2.0%)
Capital Automotive LP bank term loan
FRN Ser. B, 2 1/4s, 2010 R	1,400,000	653,334

General Growth Properties, Inc. bank
term loan FRN Ser. A, 1.7s, 2010 R	3,000,000	737,142

Hub International, Ltd. bank term loan FRN
Ser. B, 3.959s, 2014	526,289	371,034

Hub International, Ltd. bank term loan FRN
Ser. DD, 3.959s, 2014	118,293	83,396

LNR Property Corp. bank term loan FRN
Ser. B, 3.92s, 2011	1,276,000	669,900

Nuveen Investments, Inc. bank term loan
FRN Ser. B, 3.821s, 2014	2,439,075	1,149,851

Tishman Speyer Real Estate DC Area Portfolio
bank term loan FRN 2.22s, 2012	1,550,000	542,500

		4,207,157
Gaming and lottery (3.9%)
CCM Merger, Inc. bank term loan FRN
Ser. B, 7.298s, 2012	2,472,088	1,396,730

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.48s, 2014	938,636	356,682

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.474s, 2014 U	536,364	203,818

Green Valley Ranch Gaming, LLC. bank
term loan FRN Ser. B, 3.108s, 2014	1,712,939	686,888

Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B3, 4.277s, 2015	1,790,977	1,032,611

Isle of Capri Casinos, Inc. bank term
loan FRN 3.209s, 2014	1,737,593	1,130,522

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 3.209s, 2014	538,160	350,140

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 3.209s, 2014	695,037	452,209

Penn National Gaming, Inc. bank term
loan FRN Ser. B, 2.594s, 2012	1,170,000	1,053,878

Seminole Tribe of Florida bank term loan
FRN Ser. B1, 3s, 2014	116,436	104,405

Seminole Tribe of Florida bank term loan
FRN Ser. B2, 3s, 2014	419,312	375,983

Seminole Tribe of Florida bank term loan
FRN Ser. B3, 3s, 2014	372,470	333,981

Tropicana Entertainment bank term loan
FRN Ser. B, 6 1/2s, 2011	3,506,285	761,365

		8,239,212

21

SENIOR LOANS (87.4%)* [c] cont.	Principal
	amount	Value

Health care (11.1%)
Bausch & Lomb, Inc. bank term loan FRN
Ser. B, 4.709s, 2015	$1,781,603	$1,519,374

Bausch & Lomb, Inc. bank term loan FRN
Ser. DD, 4.709s, 2015 U	449,900	383,680

Biomet, Inc. bank term loan FRN Ser. B,
4.459s, 2015	2,111,508	1,879,506

Community Health Systems, Inc. bank
term loan FRN Ser. B, 3.438s, 2014	2,717,725	2,301,111

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.729s, 2014	122,739	103,924

Fenwal Controls of Japan, LTD. bank
term loan FRN 3.504s, 2014 (Japan)	964,028	636,259

Fenwal Controls of Japan, LTD. bank term
loan FRN Ser. DD, 3.506s, 2014 (Japan)	163,256	107,749

Fresenius SE bank term loan FRN Ser. B1,
6 3/4s, 2014 (Germany)	649,894	631,481

Fresenius SE bank term loan FRN Ser. B2,
6 3/4s, 2014 (Germany)	350,106	340,186

HCA, Inc. bank term loan FRN Ser. B,
3.709s, 2013	2,953,736	2,489,754

Health Management Associates, Inc. bank
term loan FRN 3.209s, 2014	1,299,045	1,035,988

Healthsouth Corp. bank term loan FRN
Ser. B, 4.536s, 2013	1,828,976	1,614,072

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	97,562	85,001

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 2.497s, 2014	1,052,002	916,557

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. DD, 2.497s, 2014	364,027	317,159

Mylan, Inc. bank term loan FRN Ser. B,
4.548s, 2014	2,000,000	1,837,500

Select Medical Corp. bank term loan FRN
Ser. B, 3.249s, 2012	1,723,877	1,379,102

Sun Healthcare Group, Inc. bank term loan
FRN 3.662s, 2014	267,062	214,985

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 3.231s, 2014	1,322,714	1,064,785

Surgical Care Affiliates, Inc. bank term loan
FRN Ser. B, 3.459s, 2015	1,665,000	999,000

United Surgical Partners International, Inc.
bank term loan FRN 2.797s, 2014	2,408,326	1,962,785

United Surgical Partners International, Inc.
bank term loan FRN Ser. DD, 2.47s, 2014 U	354,839	289,194

Vanguard Health Systems, Inc. bank term loan
FRN 3.301s, 2011	1,325,812	1,217,261

		23,326,413
Homebuilding (0.5%)
Realogy Corp. bank term loan FRN
1/4s, 2013 R	396,059	223,994

Realogy Corp. bank term loan FRN Ser. B,
3.438s, 2013 R	1,471,077	831,976

		1,055,970
Household furniture and appliances (0.6%)
National Bedding Co. bank term loan FRN
5.45s, 2012	1,350,000	435,375

National Bedding Co. bank term loan FRN
3.045s, 2011	1,737,649	810,179

		1,245,554

SENIOR LOANS (87.4%)* [c] cont.	Principal
	amount	Value

Media (2.6%)
Affinion Group, Inc. bank term loan FRN
Ser. B, 3.759s, 2013	$1,764,757	$1,423,571

Idearc, Inc. bank term loan FRN Ser. B,
3.418s, 2014	2,095,146	730,682

R.H. Donnelley, Inc. bank term loan FRN
Ser. D1, 6 3/4s, 2011	231,054	127,079

VNU Group BV bank term loan FRN
Ser. B, 2.448s, 2013 (Netherlands)	2,861,661	2,245,211

Warner Music Group bank term loan
FRN Ser. B, 2.954s, 2011	1,148,137	985,676

		5,512,219
Publishing (2.2%)
Cenveo, Inc. bank term loan FRN Ser. C,
3.275s, 2014	1,923,253	1,230,882

Cenveo, Inc. bank term loan FRN Ser. DD,
3.275s, 2014	70,972	45,422

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	1,555,000	746,400

GateHouse Media, Inc. bank term loan FRN
2.7s, 2014	175,000	42,365

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.48s, 2014	2,694,565	652,308

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.452s, 2014	1,005,435	243,399

Reader’s Digest Association, Inc. (The)
bank term loan FRN Ser. B, 3.502s, 2014	2,245,915	606,397

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default)	4,264,063	1,111,321

		4,678,494
Regional Bells (0.6%)
Fairpoint Communications, Inc. bank term
loan FRN Ser. B 5 3/4s, 2015	2,365,000	1,309,619

		1,309,619
Retail (1.9%)
Dollar General Corp. bank term loan FRN
Ser. B1 3.58s, 2013	1,900,000	1,640,477

J Crew Operating Corp. bank term loan
FRN Ser. B, 2 1/4s, 2013	140,351	117,895

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.824s, 2013	2,477,891	1,385,555

Neiman Marcus Group, Inc. (The) bank
term loan FRN Ser. B, 3.943s, 2013	1,362,731	873,387

		4,017,314
Technology (7.1%)
Affiliated Computer Services, Inc. bank
term loan FRN Ser. B, 2.479s, 2013	975,000	900,047

Affiliated Computer Services, Inc. bank
term loan FRN Ser. B2, 3.321s, 2013	2,000,000	1,846,250

Compucom Systems, Inc. bank term
loan FRN 3.98s, 2014	585,138	456,407

First Data Corp. bank term loan FRN
Ser. B1, 3.223s, 2014	1,605,803	1,054,009

First Data Corp. bank term loan FRN
Ser. B3, 3.223s, 2014	1,828,631	1,194,705

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.681s, 2014 (Singapore)	832,277	545,142

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.344s, 2014 (Singapore)	239,160	156,650

Freescale Semiconductor, Inc. bank term
loan FRN Ser. B, 2.247s, 2013	3,078,574	1,330,384

22

SENIOR LOANS (87.4%)* [c] cont.	Principal
	amount	Value

Technology cont.
ON Semiconductor Corp. bank term loan
FRN 2.229s, 2013	$687,750	$502,058

Orbitz Worldwide, Inc. bank term loan FRN
Ser. B, 4.106s, 2014	1,698,500	696,385

Reynolds & Reynolds Co. (The) bank term
loan FRN 2.479s, 2012	1,963,602	1,276,341

Sabre Holdings Corp. bank term loan FRN
2.881s, 2014	3,741,459	1,778,129

SunGard Data Systems, Inc. bank term loan
FRN 2.66s, 2014	2,243,350	1,876,937

Travelport bank term loan FRN 3.959s, 2013	390,115	229,843

Travelport bank term loan FRN Ser. B,
3.085s, 2013	2,024,681	1,192,875

		15,036,162
Telecommunications (6.0%)
Crown Castle International Corp. bank
term loan FRN 5.376s, 2014	835,008	726,457

Intelsat Corp. bank term loan FRN Ser. B2,
3.925s, 2011	244,882	209,170

Intelsat Corp. bank term loan FRN Ser. B2-A,
3.925s, 2013	244,957	209,234

Intelsat Corp. bank term loan FRN Ser. B2-C,
3.925s, 2013	244,882	209,170

Intelsat, Ltd. bank term loan FRN 4.435s,
2014 (Bermuda)	625,000	460,417

Intelsat, Ltd. bank term loan FRN Ser. B,
3.777s, 2013 (Bermuda)	1,612,521	1,419,018

Level 3 Communications, Inc. bank term loan
FRN 3.279s, 2014	1,650,000	1,218,348

MetroPCS Wireless, Inc. bank term loan FRN
3.19s, 2013	2,661,345	2,307,506

PAETEC Holding Corp. bank term loan FRN
2.979s, 2013	1,395,900	1,012,028

Telesat Canada bank term loan FRN Ser. DD,
4.251s, 2014 (Canada)	79,094	67,181

Telesat Holdings, Inc. bank term loan FRN
Ser. B, 4.251s, 2014 (Canada)	920,906	782,194

West Corp. bank term loan FRN 2.837s, 2013	2,864,297	2,097,204

Windstream Corp. bank term loan FRN
Ser. B, 6.86s, 2013	2,000,000	1,816,666

		12,534,593
Telephone (1.1%)
Cricket Communications, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2013	1,139,911	1,055,130

Time Warner Telecom, Inc. bank term
loan FRN Ser. B, 2.48s, 2013	1,434,024	1,267,318

		2,322,448
Textiles (1.1%)
Hanesbrands, Inc. bank term loan FRN
3.306s, 2013	1,550,491	1,452,133

Levi Strauss & Co. bank term loan FRN
2.705s, 2014	1,400,000	775,600

		2,227,733
Tire and rubber (0.8%)
Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. B, 4s, 2012	221,216	75,213

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. C, 4s, 2012	552,683	187,912

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. D, 4s, 2012	630,500	189,150

Goodyear Tire & Rubber Co. (The) bank
term loan FRN 2.23s, 2010	1,720,000	1,196,014

		1,648,289

SENIOR LOANS (87.4%)* [c] cont.	Principal
	amount	Value

Transportation (—%)
Delta Airlines, Inc. bank term loan FRN
2.444s, 2012	$117,000	$88,920

		88,920
Utilities and power (5.0%)
Calpine Corp. bank term loan FRN Ser. B,
4.335s, 2014	2,793,486	2,026,275

Dynegy Holdings, Inc. bank term loan FRN
1.98s, 2013	2,587,617	2,140,330

Dynegy Holdings, Inc. bank term loan FRN
1.98s, 2013	233,663	193,273

Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 3.951s, 2014	2,914,645	1,818,342

Mirant North America, LLC. bank term
loan FRN 2.229s, 2013	1,178,254	1,074,175

NRG Energy, Inc. bank term loan FRN
2.672s, 2014	967,887	888,762

NRG Energy, Inc. bank term loan FRN
1.359s, 2014	477,536	438,498

Reliant Energy, Inc. bank term loan FRN
0.477s, 2014	2,435,000	1,915,534

		10,495,189

Total senior loans (cost $256,829,872)		$184,060,548

CORPORATE BONDS	Principal
AND NOTES (6.0%)*	amount	Value

Basic materials (0.5%)
Builders FirstSource, Inc. company guaranty sr.
sec. notes FRN 5.484s, 2012	$655,000	$85,150

Freeport-McMoRan Copper & Gold, Inc. sr.
sec. notes 6 7/8s, 2014	1,000,000	967,500

Georgia-Pacific Corp. debs. 9 1/2s, 2011	60,000	59,400

		1,112,050
Communication services (0.9%)
iPCS, Inc. company guaranty sr. sec. notes
FRN 3.295s, 2013	440,000	316,800

Level 3 Financing, Inc. 144A company
guaranty FRN 5.474s, 2015	1,000,000	480,000

Qwest Corp. sr. notes FRN 5.246s, 2013	1,250,000	1,059,375

		1,856,175
Consumer cyclicals (1.2%)
Ford Motor Credit Co., LLC sr. unsec.
FRN 4.01s, 2012	2,200,000	1,099,995

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 7.181s, 2012	500,000	77,500

MGM Mirage, Inc. company guaranty
8 1/2s, 2010	310,000	141,050

Seminole Hard Rock Entertainment, Inc.
144A sr. sec. notes FRN 4.496s, 2014	1,090,000	490,500

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sec. notes 10s, 2013	1,000,000	400,000

Universal City Florida Holding Co. sr. unsec.
notes FRN 5.92s, 2010	670,000	321,600

		2,530,645
Energy (0.1%)
SandRidge Energy, Inc. company guaranty
sr. unsec. unsub. FRN 5.06s, 2014	425,000	279,298

		279,298
Financials (—%)
USI Holdings Corp. 144A sr. unsec.
notes FRN 5.113s, 2014	190,000	90,250

		90,250

23

CORPORATE BONDS	Principal
AND NOTES (6.0%)* cont.	amount	Value

Health care (1.2%)
Health Management Associates, Inc. sr. notes
6 1/8s, 2016	$1,555,000	$1,201,238

Quest Diagnostics, Inc. company guaranty sr.
unsec. notes 5 1/8s, 2010	500,000	500,243

US Oncology Holdings, Inc. sr. unsec. notes
FRN 8.334s, 2012 ‡‡	526,000	316,915

Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 R	500,000	495,000

		2,513,396
Technology (0.1%)
Freescale Semiconductor, Inc. sr. unsec.
FRN 5.871s, 2014	750,000	123,750

		123,750

CORPORATE BONDS	Principal
AND NOTES (6.0%)* cont.	amount	Value

Utilities and power (2.0%)
Consumers Energy Co. 1st mtge. Ser. F,
4s, 2010	$1,000,000	$993,171

El Paso Corp. sr. unsec. notes 7 3/4s, 2010	1,000,000	984,091

Exelon Corp. sr. notes 6 3/4s, 2011	500,000	500,058

Ipalco Enterprises, Inc. sr. sec. notes
7 5/8s, 2011	705,000	683,850

Teco Energy, Inc. sr. notes FRN 3.17s, 2010	1,000,000	945,000

		4,106,170
Total corporate bonds and notes (cost $18,670,247)		$12,611,734

SHORT-TERM INVESTMENTS (13.7%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.52%, due November 19, 2009	$340,000	$338,448

U.S. Treasury Bills for an effective yield of 0.70%, due December 17, 2009 #	120,000	119,324

U.S. Treasury Cash Management Bills for an effective yield of 0.88%, due May 15, 2009 #	25,000	24,954

Federated Prime Obligations Fund	28,427,004	28,427,004

Total short-term investments (cost $28,909,730)		$28,909,730

TOTAL INVESTMENTS

Total investments (cost $304,409,849)		$225,582,012

* Percentages indicated are based on net assets of $210,494,482.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts and collateral on certain swap contracts at February 28, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

R Real Estate Investment Trust.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at February 28, 2009.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 2/28/09	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 2 yr (Short)	6	$1,299,656	Jun-09	$1,330

Total				$1,330

24

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09
					Fixed payments
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	Unrealized
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	depreciation

Credit Suisse International
Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	Caa3	$—	$560,000	3/20/09	600 bp	$(28,949)

Goldman Sachs International
DJ LCDX NA Series 10 Version 1 Index	BB-	561,180	2,820,000	6/20/13	325 bp	(163,884)

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	CCC	—	235,000	6/20/12	230 bp	(112,150)

Total						$(304,983)

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at February 28, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$28,427,004	$1,330

Level 2	197,155,008	(304,983)

Level 3	—	—

Total	$225,582,012	$(303,653)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

25

Statement of assets and liabilities 2/28/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $304,409,849)	$225,582,012

Cash	2,006,668

Interest and other receivables	1,470,914

Receivable for shares of the fund sold	785,997

Receivable for securities sold	8,363,823

Receivable for receivable purchase agreement (Note 2)	2,206

Total assets	238,211,620

LIABILITIES

Payable for variation margin (Note 1)	1,969

Distributions payable to shareholders	471,146

Payable for securities purchased	19,268,884

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	283,496

Payable for shares of the fund repurchased	6,306,362

Payable for compensation of Manager (Notes 2 and 5)	160,895

Payable for investor servicing fees (Note 2)	72,634

Payable for custodian fees (Note 2)	13,443

Payable for Trustee compensation and expenses (Note 2)	33,014

Payable for administrative services (Note 2)	3,444

Payable for distribution fees (Note 2)	90,149

Premium received on swap contracts (Note 1)	561,180

Unrealized depreciation on swap contracts (Note 1)	304,983

Other accrued expenses	145,539

Total liabilities	27,717,138

Net assets	$210,494,482

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$354,199,828

Distributions in excess of net investment income (Note 1)	(128,598)

Accumulated net realized loss on investments (Note 1)	(64,447,464)

Net unrealized depreciation of investments	(79,129,284)

Total — Representing net assets applicable
to capital shares outstanding	$210,494,482

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($115,821,170 divided by 16,990,949 shares)	$6.82

Offering price per class A share (100/96.75 of $6.82)*	$7.05

Net asset value and offering price per class B share
($8,083,070 divided by 1,186,087 shares)**	$6.81

Net asset value and offering price per class C share
($48,185,667 divided by 7,070,348 shares)**	$6.82

Net asset value and redemption price per class M share
($2,040,298 divided by 299,326 shares)	$6.82

Offering price per class M share (100/98.00 of $6.82)*	$6.96

Net asset value, offering price and redemption price per class R share
($113,348 divided by 16,629 shares)	$6.82

Net asset value, offering price and redemption price per class Y share
($36,250,929 divided by 5,313,309 shares)	$6.82

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26

Statement of operations Year ended 2/28/09

INVESTMENT INCOME

Interest (including interest income of $449,897 from
investments in affiliated issuers) (Note 5)	$20,221,001

Total investment income	20,221,001

EXPENSES

Compensation of Manager (Note 2)	2,070,041

Investor servicing fees (Note 2)	478,650

Custodian fees (Note 2)	24,753

Trustee compensation and expenses (Note 2)	31,082

Administrative services (Note 2)	25,585

Distribution fees — Class A (Note 2)	463,932

Distribution fees — Class B (Note 2)	105,979

Distribution fees — Class C (Note 2)	719,463

Distribution fees — Class M (Note 2)	13,782

Distribution fees — Class R (Note 2)	609

Other	225,395

Fees waived and reimbursed by Manager (Notes 2 and 5)	(278,545)

Total expenses	3,880,726

Expense reduction (Note 2)	(13,918)

Net expenses	3,866,808

Net investment income	16,354,193

Net realized loss on investments (Notes 1 and 3)	(53,249,124)

Net realized loss on swap contracts (Note 1)	(412,594)

Net realized loss on futures contracts (Note 1)	(56,910)

Net unrealized depreciation of investments, futures
contracts and swap contracts during the year	(30,887,513)

Net loss on investments	(84,606,141)

Net decrease in net assets resulting from operations	$(68,251,948)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	2/28/09	2/29/08

Operations:

Net investment income	$16,354,193	$33,256,829

Net realized loss on investments	(53,718,628)	(9,405,293)

Net unrealized depreciation of investments	(30,887,513)	(50,494,916)

Net decrease in net assets
resulting from operations	(68,251,948)	(26,643,380)

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(9,773,195)	(22,530,040)

Class B	(584,827)	(1,586,378)

Class C	(3,266,249)	(7,219,693)

Class M	(179,648)	(445,334)

Class R	(6,191)	(50,505)

Class Y	(2,467,721)	(2,365,286)

Redemption fees (Note 1)	2,262	12,217

Decrease from capital share transactions
(Note 4)	(87,978,895)	(51,025,101)

Total decrease in net assets	(172,506,412)	(111,853,500)

NET ASSETS

Beginning of year	383,000,894	494,854,394

End of year (including distributions in excess
of net investment income of $128,598 and
$209,862, respectively)	$210,494,482	$383,000,894

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,d]	on investments	operations	investment income	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%)	turnover (%)

Class A
February 28, 2009	$8.90	.44	(2.09)	(1.65)	(.43)	(.43)	— [e]	$6.82	(19.09)	$115,821	1.06	5.26	46.35
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	— [e]	8.90	(5.04)	231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	— [e]	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	— [e]	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005 †	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09 *	89,085	.63 *	1.73 *	51.36 *

Class B
February 28, 2009	$8.89	.39	(2.09)	(1.70)	(.38)	(.38)	— [e]	$6.81	(19.62)	$8,083	1.66	4.67	46.35
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	— [e]	8.89	(5.71)	16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	— [e]	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	— [e]	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005 ††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99 *	8,961	.83 *	1.31 *	51.36 *

Class C
February 28, 2009	$8.89	.37	(2.07)	(1.70)	(.37)	(.37)	— [e]	$6.82	(19.63)	$48,186	1.81	4.54	46.35
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	— [e]	8.89	(5.87)	88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	— [e]	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	— [e]	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005 ††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92 *	24,467	.90 *	1.25 *	51.36 *

Class M
February 28, 2009	$8.90	.43	(2.09)	(1.66)	(.42)	(.42)	— [e]	$6.82	(19.22)	$2,040	1.21	5.17	46.35
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	— [e]	8.90	(5.19)	5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	— [e]	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	— [e]	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005 ††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22 *	21,834	.61 *	1.57 *	51.36 *

Class R
February 28, 2009	$8.90	.41	(2.08)	(1.67)	(.41)	(.41)	— [e]	$6.82	(19.31)	$113	1.31	5.09	46.35
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	— [e]	8.90	(5.26)	137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	— [e]	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	— [e]	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005 ††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17 *	10	.66 *	1.44 *	51.36 *

Class Y
February 28, 2009	$8.90	.46	(2.09)	(1.63)	(.45)	(.45)	— [e]	$6.82	(18.89)	$36,251.81		5.63	46.35
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	— [e]	8.90	(4.82)	40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	— [e]	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006 †††	10.01	.22	— [e]	.22	(.22)	(.22)	— [e]	10.01	2.19 *	5,747	.34 *	2.20 *	59.85

* Not annualized.

† For the period August 4, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 7, 2004 (commencement of operations) to February 28, 2005.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	2/28/09	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.09%	0.02%	0.01%	0.03%	0.16%

Class B	0.09	0.02	0.01	0.03	0.14

Class C	0.09	0.02	0.01	0.03	0.14

Class M	0.09	0.02	0.01	0.04	0.14

Class R	0.09	0.02	0.01	0.03	0.14

Class Y	0.09	0.02	0.01	<0.01	—

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 2/28/09

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is

30

exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of February 28, 2009, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At February 28, 2009, the fund had net unrealized gains of $— and net unrealized losses of $304,983 on derivative contracts subject to the Master Agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2009, the fund had a capital loss carryover of $30,985,110 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 55,083	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 29, 2016

27,891,333	February 28, 2017

31

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2010 $32,564,007 of losses recognized during the period November 1, 2008 to February 28, 2009.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2009, the fund reclassified $4,902 to decrease distributions in excess of net investment income and $17,021 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $12,119.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2009, were as follows:

Unrealized appreciation	$320,339
Unrealized depreciation	(80,037,943)

Net unrealized depreciation	(79,717,604)
Undistributed ordinary income	130,840
Capital loss carryforward	(30,985,110)
Post-October loss	(32,564,007)

Cost for federal income tax purposes	$305,299,616

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the year ended February 28, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $263,065 of its management fee from the fund.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $8,558 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc.. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended February 28, 2009, are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 28, 2009, the fund’s expenses were reduced by $13,918 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $342, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in

32

Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,502 and $52 from the sale of class A and class M shares, respectively, and received $21,930 and $17,015 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $11,405 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $133,441,934 and $205,411,522, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/09		Year ended 2/29/08

Class A	Shares	Amount	Shares	Amount

Shares sold	7,176,182	$59,516,096	18,840,765	$185,389,161

Shares issued in	767,870	6,222,730	1,472,490	14,219,171
connection with
reinvestment of
distributions

	7,944,052	65,738,826	20,313,255	199,608,332

Shares	(16,916,390)	(132,450,248)	(28,386,322)	(272,239,423)
repurchased

Net decrease	(8,972,338)	$(66,711,422)	(8,073,067)	$(72,631,091)

	Year ended 2/28/09		Year ended 2/29/08

Class B	Shares	Amount	Shares	Amount

Shares sold	241,980	$1,982,311	919,519	$9,078,037

Shares issued in	54,921	445,712	129,012	1,247,431
connection with
reinvestment of
distributions

	296,901	2,428,023	1,048,531	10,325,468

Shares	(994,281)	(8,115,826)	(2,014,971)	(19,326,201)
repurchased

Net decrease	(697,380)	$(5,687,803)	(966,440)	$(9,000,733)

	Year ended 2/28/09		Year ended 2/29/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,543,293	$12,858,056	5,756,465	$56,705,428

Shares issued in	249,986	2,012,310	448,324	4,319,728
connection with
reinvestment of
distributions

	1,793,279	14,870,366	6,204,789	61,025,156

Shares	(4,675,851)	(36,728,138)	(7,646,129)	(72,636,254)
repurchased

Net decrease	(2,882,572)	$(21,857,772)	(1,441,340)	$(11,611,098)

	Year ended 2/28/09		Year ended 2/29/08

Class M	Shares	Amount	Shares	Amount

Shares sold	10,614	$87,099	208,610	$2,037,368

Shares issued in	18,019	146,716	37,917	365,280
connection with
reinvestment of
distributions

	28,633	233,815	246,527	2,402,648

Shares	(362,936)	(3,063,480)	(287,619)	(2,750,661)
repurchased

Net decrease	(334,303)	$(2,829,665)	(41,092)	$(348,013)

	Year ended 2/28/09		Year ended 2/29/08

Class R	Shares	Amount	Shares	Amount

Shares sold	6,062	$44,285	329,093	$3,293,229

Shares issued in	772	6,119	4,942	48,748
connection with
reinvestment of
distributions

	6,834	50,404	334,035	3,341,977

Shares	(5,642)	(44,004)	(353,841)	(3,474,095)
repurchased

Net increase	1,192	$6,400	(19,806)	$(132,118)
(decrease)

	Year ended 2/28/09		Year ended 2/29/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,324,717	$68,977,845	6,772,291	$66,684,723

Shares issued in	57,859	453,714	49,666	474,743
connection with
reinvestment of
distributions

	9,382,576	69,431,559	6,821,957	67,159,466

Shares	(8,667,584)	(60,330,192)	(2,574,959)	(24,461,514)
repurchased

Net increase	714,992	$9,101,367	4,246,998	$42,697,952

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money

33

Market Fund. For the year ended February 28, 2009, management fees paid were reduced by $15,480 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $449,897 for the year ended February 28, 2009. During the year ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $162,339,825 and $167,653,834, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of February 28, 2009, the fund had unfunded loan commitments of $286,178, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Bausch & Lomb, Inc.	$182,812

Golden Nugget, Inc.	90,947

United Surgical Partners International, Inc.	12,419

$286,178

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (unaudited)

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

For the tax year ended February 28, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,346,519 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

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About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992

35

to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

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As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to Decem-ber 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

37

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2009, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

38

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

39

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**

Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

† † Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square	Charles E. Porter
Boston, MA 02109	Executive Vice President, Principal	Nancy E. Florek
	Executive Officer, Associate Treasurer	Vice President, Assistant Clerk,
Marketing Services	and Compliance Liaison	Assistant Treasurer and Proxy Manager
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Senior Vice President and Treasurer

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer

Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	James P. Pappas
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III	Mark C. Trenchard
Robert L. Reynolds	Vice President and BSA Compliance Officer
Richard B. Worley
Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN096 255829 4/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2009	$85,975	$--	$6,550	$-

February 28, 2008	$76,750	$--	$5,950	$ -

For the fiscal years ended February 28, 2009 and February 28, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 75,283 and $ 5,950 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2009	$ -	$ -	$ -	$ -

February 28, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2009

Date of reporting period: March 1, 2008— February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Income Strategies Fund

Annual Report
2 | 28 | 09

A world of investing.™

Putnam INVESTMENTS

PUTNAM ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help weather changing market environments.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Income Strategies
Fund

Annual Report
2|28|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	9
Expenses	11
Portfolio turnover	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	58
Shareholder meeting results	58
About the Trustees	59
Officers	63

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio managers of Putnam Income Strategies Fund are Jeffrey L. Knight, who joined Putnam in 1993 and has 22 years of investment experience, Robert Kea, who joined the company in 1989 and has 21 years of industry experience, and Robert Schoen, who joined the company in 1997 and has 20 years of industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy in pursuit of its income objective of achieving less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

The portfolio managers combine insights from proprietary research with diversification expertise. They draw on the work of Putnam’s fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/ or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

The fund invests in a wide range of income-generating securities across several asset classes.

Allocations and holdings in each asset class will vary over time.
Certain allocations reflect the use of cash to cover derivative holdings. The allocations shown may not match those found
in the fund’s portfolio. For more information on current fund holdings, see pages 21–47.

2	3

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“As painful as this correction has been, I believe
it is building a foundation for better days.
History has proven that recoveries from
recessions and bear markets are often just as
dramatic as the events that preceded them.”

Jeffrey Knight, Portfolio Manager, Putnam Income Strategies Fund

Credit qualities shown as a percentage of portfolio value as of 2/28/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager

Jeffrey Knight

Jeff, how did the fund perform during the fiscal year?

It was a disappointing year, with much of the decline coming in the second half of the reporting period. The failure of Lehman Brothers in September 2008 set in motion a perfect storm in the capital markets. Longstanding pillars of the financial community failed, merged, or were taken over by the U.S. government — destabilizing the capital markets and contributing to a severe credit crunch and loss of investor confidence around the world. Global equity and fixed-income markets fell steeply in a relatively short period of time. For the 12 months ended February 28, 2009, the fund declined 30%. In comparison, the fund’s custom benchmark, the Income Strategies Blended Index, lost 11.33%. The Lipper Mixed-Asset Target Allocation Conservative Funds retreated 20.41%.

While this performance may be disappointing, the far-reaching measures by the Federal Reserve and the U.S. government and their peers abroad to steady the finan-cial markets and unfreeze the credit markets did help to restore a degree of calm. With some liquidity coming back into the financial system in December and January, the credit markets began to improve — suggesting that the massive sell-off was overblown. The fund’s investments, particularly in the high-yield and mortgage-backed sectors, saw some price recovery during this time. However, the rally was short-lived, as February brought a new round of concerns about the health of the U.S. economy. With the announcement that January’s national unemployment rate had risen to 7.6%, the highest in 16 years, and that consumer spending was slowing markedly, investors lost their nerve, and the stock and bond markets began to sell off sharply once again.

What contributed to the fund’s underperformance relative to the benchmark and its Lipper category?

Bonds with any credit risk fared poorly during the period, as investors became nervous about the credit-market turmoil and the deteriorating economic conditions. Reflecting this risk aversion, the yield spread between high-yield corporate bonds and U.S. Treasuries widened to unprecedented levels during the period, as investors demanded increasingly higher premiums for assuming any type of credit risk. High-yield bond prices fell sharply as a result. Concerns about the rising default rate, particularly in the financials sector, further

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 14.

depressed high-yield bond prices. Consequently, the fund’s high-yield corporate bond holdings weighed heavily on its performance.

My decision to overweight the fund’s investments in corporate bonds relative to its custom benchmark and Lipper peer group further detracted from performance. However, the custom benchmark index is composed of U.S. investment-grade bonds and stocks of the largest U.S. companies and, as such, does not hold lower-rated, higher-yielding bonds. In contrast, the fund pursues income by investing in a more diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels. So any exposure to higher-yielding bonds during the period put the fund at a disadvantage versus this index.

How has the “mark-to-market” rule affected the fund’s financials sector holdings?

The “mark-to-market” accounting rules negatively influ-enced the performance of financial holdings in many mutual funds, including Putnam Income Strategies Fund, during the period. Mark-to-market is intended to provide investors with a more complete picture of a company’s financial position. Some investors feel, however, that the fair value rules may have led to excessive write-downs in the battered financials sector.

These rules require financial companies, including commercial and investment banks, to value assets that they hold at prices they would currently command in the marketplace, resulting in a drop in the prices of those securities. With the financial companies’ balance sheets negatively impacted by the write-downs, their stock prices fell sharply. In turn, the net asset value of the mutual funds holding those marked-down securities declined accordingly. The majority of these marked-down investments remain in the fund, as I believe that their underlying cred-itworthiness should ultimately be reflected in higher prices than those at which the securities are currently priced.

Clearly, it was a difficult environment for the fixed-income markets. How did equity holdings perform?

Given the interconnectedness of today’s global financial system and the pervasiveness of the issues plaguing the financial markets, U.S and international equities experienced steep losses, with most major indices falling in excess of 40% for the reporting period. However, the fund enjoyed some relative success in international equity markets. The stock of German automaker Volkswagen AG climbed dramatically in response to Porsche’s announcement that it intends to purchase up to 75% of the company. The position was sold at a profit to lock in gains. In the utilities sector, which is widely considered a defensive industry in a slower-growth environment, Tokyo Electric Power benefitted from

Top 10 equity holdings

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (1.1%)	Energy	Oil and gas
Chevron Corp. (0.5%)	Energy	Oil and gas
Simon Property Group, Inc. (0.5%)	Financials	Real estate
Microsoft Corp. (0.4%)	Technology	Software
IBM Corp. (0.4%)	Technology	Computers
Apple, Inc. (0.4%)	Technology	Computers
Public Storage, Inc. (0.4%)	Financials	Real estate
AT&T, Inc. (0.4%)	Communication services	Regional Bells
Procter & Gamble Co. (The) (0.3%)	Consumer staples	Consumer goods
Johnson & Johnson (0.3%)	Health care	Pharmaceuticals

the flight to quality. This well-managed company is experiencing improved fuel and operating efficiencies.

Similarly, several of the fund’s U.S. holdings were positive contributors to performance, including PG&E Corp. and Dollar Tree. Exxon Mobil, Verizon Communications, and Cephalon, Inc. experienced some decline in their stock prices but held up relatively better than the rest of the market. I think that many of these companies are in a good position to survive the economic downturn and remain market leaders in their respective industries. Consequently, the fund’s overweight exposure to each of these stocks also was beneficial for performance. Conversely, limiting the portfolio’s exposure to troubled companies can also be positive for the fund. The fund’s lack of exposure to American International Group and its underweight position in General Electric and Citigroup relative to the benchmark proved wise given the well-publicized troubles in the financials sector.

What is your outlook for the markets and the fund over the next few months, Jeff?

Investors have experienced great losses, but I would encourage them to be patient in the months ahead as global markets adjust to the new economic realities and the policy responses designed to address the excesses in the financial system. It will take time for the unprecedented economic stimulus efforts being enacted by governments and central banks around the world to begin to ease pressures in the credit markets and stimulate growth. Consequently, in the near term, I am maintaining a cautious approach given the magnitude of the issues facing the markets and will place an emphasis on capital preservation relative to my normal strategies. Just following the close of the reporting period, I began to reduce the fund’s exposure to equities given new evidence that the U.S. economy was deteriorating further, and redeployed assets into more defensive convertible bonds and higher-quality corporate bonds, which I see as a potential source of opportunity once the markets gain some semblance of stability.

At the same time, however, I am keeping a close eye on indicators that can help identify the timing of a recovery. As painful as this correction has been, it is building a foundation for better days. History has proven that recoveries from recessions and bear markets are often just as dramatic as the events that preceded them.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s monthly dividend rate of $0.037 increased to $0.039 per class A share effective October 2008 due to the rising yields offered by non-Treasury fixed-income securities held in the portfolio. An increased exposure to higher-yielding securities also contributed to the increase in income distributable to common shareholders.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–15.80%	–20.64%	–18.63%	–19.95%	–18.62%	–18.62%	–17.71%	–20.55%	–16.70%	–15.03%
Annual average	–3.79	–5.05	–4.52	–4.87	–4.52	–4.52	–4.28	–5.03	–4.02	–3.59

3 years	–23.73	–28.14	–25.51	–27.43	–25.49	–25.49	–24.88	–27.52	–24.32	–23.17
Annual average	–8.63	–10.43	–9.35	–10.14	–9.34	–9.34	–9.10	–10.17	–8.87	–8.41

1 year	–30.00	–34.05	–30.55	–33.76	–30.60	–31.24	–30.33	–32.79	–30.24	–29.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)
Cumulative total return from 9/13/04 to 2/28/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $8,137 ($8,005 with the contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $8,138 and no contingent sales charge would be applied. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,945 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $8,330 and $8,497, respectively.

Comparative index returns For periods ended 2/28/09

				Lipper Mixed-Asset
				Target Allocation
	Barclays Capital		Income Strategies	Conservative Funds
	Aggregate Bond Index	Russell 3000 Index	Blended Index*	category average†

Life of fund	20.19%	–27.45%	7.06%	–4.77%
Annual average	4.21	–6.95	1.54	–1.16

3 years	15.58	–39.58	–0.80	–13.16
Annual average	4.95	–15.46	–0.27	–4.70

1 year	2.06	–43.51	–11.33	–20.41

Index and Lipper results should be compared to fund performance at net asset value.

* The composition of the Income Strategies Blended Index is 75% Barclays Capital Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 1-year, 3-year, and life-of-fund periods ended 2/28/09 , there were 428, 334, and 225 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.692		$0.621	$0.623	$0.645		$0.670	$0.713

Capital gains	—		—	—	—		—	—

Total	$0.692		$0.621	$0.623	$0.645		$0.670	$0.713

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/29/08	$10.42	$11.06	$10.39	$10.40	$10.40	$10.78	$10.43	$10.43

2/28/09	6.69	7.10	6.67	6.67	6.68	6.92	6.69	6.70

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.00%	6.59%	6.12%	6.30%	6.47%	6.24%	6.82%	7.16%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	7.73	7.41	7.42	N/A	7.43	7.96	8.47

Current 30-day SEC yield [3]
(without expense limitation)	N/A	6.44	6.05	6.05	N/A	6.12	6.59	7.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	–12.79%	–17.81%	–15.76%	–17.13%	–15.76%	–15.76%	–14.78%	–17.72%	–13.62%	–11.99%
Annual average	–2.96	–4.22	–3.70	–4.05	–3.70	–3.70	–3.46	–4.20	–3.17	–2.77

3 years	–21.53	–26.05	–23.29	–25.26	–23.27	–23.27	–22.69	–25.40	–21.95	–20.96
Annual average	–7.76	–9.57	–8.46	–9.25	–8.45	–8.45	–8.22	–9.31	–7.93	–7.54

1 year	–28.17	–32.31	–28.72	–32.01	–28.71	–29.37	–28.49	–31.00	–28.32	–27.98

Fund’s annual operating expenses For the fiscal year ended 2/29/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.80%	1.55%	1.55%	1.30%	1.05%	0.55%

Total annual fund operating expenses	1.81%	2.56%	2.56%	2.31%	2.06%	1.56%

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from September 1, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.17	$6.32	$6.33	$5.27	$4.22	$2.11

Ending value (after expenses)	$703.50	$700.60	$700.80	$701.80	$701.90	$704.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2009, use the following calculation method. To find the value of your investment on September 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.76	$7.50	$7.50	$6.26	$5.01	$2.51

Ending value (after expenses)	$1,021.08	$1,017.36	$1,017.36	$1,018.60	$1,019.84	$1,022.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	0.75%	1.50%	1.50%	1.25%	1.00%	0.50%

Average annualized expense ratio for Lipper peer group†	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2009	2008	2007	2006	2005

Putnam Income Strategies Fund	145%	112%	83%	71%	34%

Lipper Mixed-Asset Target Allocation Conservative Funds category average	56%	55%	51%	49%	50%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2009 is based on information available as of 2/28/09.

Your fund’s management

In addition to Jeffrey Knight, your fund’s Portfolio Managers are Robert Kea and Robert Schoen.

Trustee and Putnam employee fund ownership

As of February 28, 2009, 13 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$288,000	$29,000,000

Putnam employees	$438,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Jeffrey Knight is also a Portfolio Manager of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, and Putnam RetirementReady Funds.

Robert Kea is also a Portfolio Manager of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, and Putnam RetirementReady Funds.

Robert Schoen is also a Portfolio Manager of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, and Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and Russell 3000 Index with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In May 2008, the Board of Trustees also approved a new sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management, and a new sub-advisory contract, in respect of your fund, among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 6th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lip-per universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitabil-ity of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year and three-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	86th

Three-year period	49th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year and three-year periods ended December 31, 2007, there were 414 and 261 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the one-year period ended March 31, 2009, was 97%. Over the one-year period ended March 31, 2009, your fund ranked 417th out of 433 funds. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Approval of the Sub-Management
Contract between Putnam
Management and Putnam
Investments Limited and the
Sub-Advisory Contract among
Putnam Management, Putnam
Investments Limited andThe
Putnam Advisory Company

In May 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. Also in May 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of your fund, effective May 15, 2008, and June 30, 2008, respectively.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Singapore office to manage a portion of your fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/ or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Income Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2009

The fund’s portfolio 2/28/09

CORPORATE BONDS	Principal
AND NOTES (38.7%)*	amount	Value

Basic materials (2.3%)
AK Steel Corp. company
guaranty 7 3/4s, 2012	$10,000	$8,600

Aleris International, Inc. company guaranty
sr. unsec. notes 9s, 2014 (In default) † ‡‡	15,000	45

ArcelorMittal sr. unsec. unsub. notes
6 1/8s, 2018 (Luxembourg)	10,000	7,699

Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN
5.484s, 2012	5,000	650

Compass Minerals
International, Inc. sr. disc.
notes Ser. B, 12s, 2013	3,000	3,120

Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	20,000	19,656

Freeport-McMoRan Copper &
Gold, Inc. sr. sec. notes 6 7/8s, 2014	27,000	26,123

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	98,000	84,280

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	10,000	8,950

Georgia-Pacific Corp.
debs. 9 1/2s, 2011	5,000	4,950

Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)	5,000	5,113

Glancore Funding LLC 144A company
guaranty sr. unsec.
unsub. notes 6s, 2014	100,000	48,765

Hanson PLC company
guaranty 6 1/8s, 2016
(United Kingdom)	80,000	35,612

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014	5,000	650

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014	10,000	4,750

International Paper Co. sr. unsec.
notes 7.4s, 2014	30,000	23,973

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012	3,000	240

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014	40,000	15,200

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	10,000	9,600

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014	5,000	4,863

NewPage Corp. company
guaranty 10s, 2012	30,000	9,075

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 10.265s, 2013 ‡‡	1,551	47

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)	30,000	13,800

Novelis, Inc. company
guaranty 7 1/4s, 2015	50,000	15,625

Packaging Corp. of America unsec.
unsub. notes 5 3/4s, 2013	165,000	148,253

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Basic materials cont.
PPG Industries, Inc. sr. unsec.
unsub. notes 6.65s, 2018	$85,000	$81,591

Sealed Air Corp. 144A
notes 5 5/8s, 2013	100,000	84,847

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	115,000	89,413

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016	5,000	3,850

Tube City IMS Corp. company
guaranty 9 3/4s, 2015	10,000	2,050

Verso Paper Holdings, LLC/ Verso
Paper, Inc. company
guaranty 11 3/8s, 2016	10,000	2,100

Verso Paper Holdings, LLC/Verso
Paper, Inc. sec. notes 9 1/8s, 2014	50,000	18,750

		782,240
Capital goods (1.1%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	105,000	101,325

Berry Plastics Corp. company
guaranty sr. sec. notes FRN
5.844s, 2015	20,000	15,600

Eaton Corp. notes 5.6s, 2018	10,000	9,487

General Cable Corp. company
guaranty sr. unsec. notes FRN
3.81s, 2015	10,000	6,900

Hawker Beechcraft
Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017	105,000	13,913

Hexcel Corp.
sr. sub. notes 6 3/4s, 2015	15,000	13,125

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	105,000	99,225

L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	10,000	9,225

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)	5,000	4,516

Pitney Bowes, Inc. sr. unsec.
notes 5.6s, 2018	60,000	59,413

Ryerson Tull, Inc. 144A sec.
notes 12 1/4s, 2015	50,000	29,500

Titan International, Inc. company
guaranty 8s, 2012	5,000	4,013

United Technologies Corp.
sr. unsec. notes 6 1/8s, 2038	20,000	20,527

		386,769
Communication services (5.1%)
ALLTEL Corp. sr. notes 7s, 2012	280,000	287,700

American Tower Corp. 144A
sr. notes 7s, 2017	5,000	4,900

AT&T Wireless Services, Inc.
sr. notes 7 7/8s, 2011	20,000	21,375

AT&T, Inc. sr. unsec. bond 6.55s, 2039	25,000	23,200

AT&T, Inc. sr. unsec.
unsub. bonds 5 1/2s, 2018	25,000	23,908

Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	120,000	116,100

CCH I, LLC sec. notes 11s, 2015	10,000	850

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Communication services cont.
CCH II, LLC sr. unsec.
notes 10 1/4s, 2010	$5,000	$4,025

CCH II, LLC sr. unsec.
notes Ser. B, 10 1/4s, 2010	55,000	44,000

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec.
notes 8 3/4s, 2013	5,000	3,900

CenturyTel, Inc. sr. unsec.
notes 5 1/2s, 2013	55,000	51,150

Comcast Cable Communications
company guaranty sr. unsub. notes
8 7/8s, 2017	10,000	10,173

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2037	15,000	13,732

Cox Communications, Inc. unsec.
sr. notes 4 5/8s, 2010	100,000	99,146

Cox Communications, Inc. 144A
bonds 8 3/8s, 2039	45,000	43,507

Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	45,000	41,063

CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	10,000	9,600

Embarq Corp. notes 7.082s, 2016	40,000	36,000

Embarq Corp. sr. unsec.
unsub. notes 6.738s, 2013	140,000	131,600

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)	110,000	112,200

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	135,000	127,575

iPCS, Inc. company
guaranty sr. sec. notes FRN
3.295s, 2013	5,000	3,600

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	120,000	76,200

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	5,000	2,863

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	120,000	113,400

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	5,000	3,513

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	100,000	84,750

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	15,000	14,775

Rogers Communications Inc. company
guaranty notes 6.8s, 2018(Canada)	5,000	4,994

Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	15,000	15,261

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	10,000	8,971

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	5,000	4,690

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	5,000	4,738

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Communication services cont.
Verizon Communications, Inc.
sr. unsec. unsub. notes 8 3/4s, 2018	$10,000	$11,445

Verizon Wireless, Inc. 144A
notes 5.55s, 2014	50,000	49,709

West Corp. company
guaranty 9 1/2s, 2014	105,000	73,500

Windstream Corp. company
guaranty 8 5/8s, 2016	30,000	28,800

Windstream Corp. company
guaranty 8 1/8s, 2013	5,000	4,850

		1,711,763
Conglomerates (0.1%)
Honeywell International, Inc.
sr. unsec. notes 5.3s, 2018	5,000	5,038

Honeywell International, Inc.
sr. unsec. notes 5s, 2019	15,000	14,554

Tyco International Finance SA
company guaranty sr. unsec.
unsub. notes 8 1/2s, 2019
(Luxembourg)	5,000	5,153

		24,745
Consumer cyclicals (6.8%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	5,000	3,175

Affinion Group, Inc. company
guaranty 10 1/8s, 2013	5,000	3,875

AMC Entertainment, Inc. company
guaranty 11s, 2016	5,000	4,500

American Media, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	2,834	2,692

American Media, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	275	261

Aramark Corp. company
guaranty 8 1/2s, 2015	5,000	4,550

Aramark Corp. company guaranty FRN
4.67s, 2015	100,000	78,500

ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	500

Associated Materials, Inc. company
guaranty 9 3/4s, 2012	105,000	86,625

Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	5,000	975

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	20,000	2,400

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	60,000	30,600

CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	12,000	1,740

Cenveo Corp. 144A company
guaranty sr. unsec.
notes 10 1/2s, 2016	10,000	6,100

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) † ‡‡	10,518	526

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	10,000	2,400

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	5,000	425

Corrections Corporation of America
sr. notes 7 1/2s, 2011	5,000	5,000

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Consumer cyclicals cont.
DaimlerChrysler NA Holding Corp.
company guaranty unsec.unsub. notes Ser.
Medium Term Note (MTN), 5 3/4s, 2011	$5,000	$4,707

DIRECTV Holdings, LLC company
guaranty 6 3/8s, 2015	130,000	117,975

Echostar DBS Corp.
sr. notes 6 3/8s, 2011	110,000	105,050

Fleetwood Enterprises, Inc.
company guaranty sr. sec.
sub. notes 14s, 2011 F	97,000	66,717

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	95,000	56,050

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	65,000	51,769

Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	16,000	12,080

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 5.698s, 2014	5,000	3,300

Harrah’s Operating Co., Inc.
company guaranty sr. unsec.
notes 10 3/4s, 2016	75,000	10,500

Hertz Corp. company
guaranty 8 7/8s, 2014	110,000	53,900

Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R	10,000	7,200

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	115,000	95,450

Idearc, Inc. company guaranty 8s, 2016	45,000	675

Isle of Capri Casinos, Inc.
company guaranty 7s, 2014	6,000	2,400

Jostens IH Corp. company
guaranty 7 5/8s, 2012	10,000	9,325

KB Home company guaranty 6 3/8s, 2011	50,000	43,750

Lamar Media Corp. company
guaranty 7 1/4s, 2013	10,000	7,750

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	20,000	19,975

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	5,000	3,825

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	105,000	87,150

Liberty Media Corp. debs. 8 1/4s, 2030	5,000	2,911

Liberty Media, LLC sr. unsec.
notes 7 7/8s, 2009	65,000	61,762

Limited Brands, Inc. sr. unsec.
notes 6 1/8s, 2012	40,000	30,442

Macys Retail Holdings, Inc.
company guaranty sr. unsec.
notes 6 5/8s, 2011	140,000	117,724

Marriott International, Inc. sr. unsec.
unsub. notes 4 5/8s, 2012	70,000	61,039

Masco Corp. sr. unsec.
notes 5.85s, 2017	100,000	66,779

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	130,000	42,900

Mattel, Inc. sr. unsec.
notes 5 5/8s, 2013	155,000	141,364

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Consumer cyclicals cont.
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	$90,000	$54,900

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	70,000	31,850

MGM Mirage, Inc. company
guaranty 6s, 2009	10,000	7,325

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	5,000	1,181

Michaels Stores, Inc. company
guaranty 10s, 2014	110,000	37,538

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	115,000	45,425

News America, Inc. 144A company
guaranty notes 6.9s, 2019	25,000	24,621

Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	130,000	50,700

NTK Holdings, Inc. sr. unsec.
disc. notes stepped-coupon zero %
(10 3/4s, 9/1/09), 2014 ††	5,000	275

Pearson Dollar Finance Two PLC
144A company
guaranty sr. notes 6 1/4s, 2018
(United Kingdom)	200,000	169,743

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	10,000	6,600

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	105,000	93,450

R.H. Donnelley Corp. sr. unsec.
unsub. notes 8 7/8s, 2017	1,000	45

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec.
notes 11 3/4s, 2015	19,000	2,660

Reader’s Digest Association, Inc.
(The) company guaranty sr. unsec.
sub. notes 9s, 2017	5,000	425

Station Casinos, Inc.
sr. notes 6s, 2012 (In default) †	5,000	1,550

Station Casinos, Inc.
sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	450

Tenneco, Inc. sr. unsec. notes
company guaranty 8 1/8s, 2015	105,000	17,850

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	10,000	7,100

Texas Industries, Inc. 144A
company guaranty sr. unsec.
notes 7 1/4s, 2013	10,000	7,100

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sec.
notes 10s, 2013	5,000	2,000

THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	115,000	18,400

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s,
2015 (In default) †	90,000	9,900

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	$100,000	$28,000

UCI Holdco, Inc. sr. unsec.
notes FRN 9.996s, 2013 ‡‡	12,554	1,004

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	5,000	2,400

Vertis, Inc. company guaranty
sr. notes 13 1/2s, 2014 ‡‡	3,516	26

Viacom, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2011	70,000	65,462

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	20,000	14,100

Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	105,000	56,175

		2,277,568
Consumer staples (3.4%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	10,000	10,193

Altria Group, Inc. company
guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	10,000	10,677

Anheuser-Busch Cos., Inc.
sr. unsec. notes 5.6s, 2017	100,000	90,460

Anheuser-Busch InBev
Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	10,000	9,696

Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	5,000	3,588

Dean Foods Co. company
guaranty 7s, 2016	110,000	104,500

Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	110,000	110,825

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	5,000	3,600

H.J. Heinz Co. sr. unsec.
notes 5.35s, 2013	5,000	5,130

Jarden Corp. company
guaranty 7 1/2s, 2017	105,000	81,900

McDonald’s Corp. sr. unsec.
notes 5.7s, 2039	40,000	39,520

Newell Rubbermaid, Inc. sr. unsec.
notes 5 1/2s, 2013	85,000	72,496

Pinnacle Foods Finance LLC
sr. notes 9 1/4s, 2015	5,000	4,100

Reynolds American, Inc. company
guaranty 7 1/4s, 2013	10,000	9,547

Rite Aid Corp. company
guaranty 9 1/2s, 2017	100,000	24,500

Rite Aid Corp. sec. notes 7 1/2s, 2017	5,000	2,700

SABMiller PLC 144A notes 6 1/2s,
2018 (United Kingdom)	15,000	13,775

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	10,000	2,163

Supervalu, Inc. notes 7 7/8s, 2009	240,000	239,400

Supervalu, Inc. sr. unsec.
notes 7 1/2s, 2014	5,000	4,850

Tyson Foods, Inc. sr. unsec.
notes 8 1/4s, 2011	120,000	112,986

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Consumer staples cont.
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	$25,000	$19,625

Universal Corp. Medium Term Note Class C
(MTNC) notes 5.2s, 2013	100,000	84,611

Yum! Brands, Inc. sr. unsec.
unsub. 6 1/4s, 2018	80,000	72,838

		1,133,680
Energy (3.5%)
Amerada Hess Corp. unsub
notes 6.65s, 2011	10,000	10,171

Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	15,000	14,025

Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	6,000	1,410

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	5,000	1,200

Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017	15,000	11,813

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	110,000	98,175

Complete Production Services, Inc.
company guaranty 8s, 2016	10,000	6,763

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	105,000	35,175

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	5,000	4,025

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	115,000	43,700

ConocoPhillips notes 6 1/2s, 2039	20,000	19,385

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	5,000	4,275

Encore Acquisition Co.
sr. sub. notes 6s, 2015	100,000	77,500

EOG Resources, Inc. notes 6 7/8s, 2018	15,000	16,294

Forest Oil Corp. sr. notes 8s, 2011	35,000	33,250

Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	5,000	3,425

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	135,000	75,600

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	5,000	3,725

Kerr-McGee Corp. sec. notes 6.95s, 2024	5,000	4,060

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	15,000	9,750

Massey Energy Co. company
guaranty sr. unsec. notes 6 7/8s, 2013	100,000	88,000

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	10,000	9,000

Newfield Exploration Co.
sr. unsec. sub. notes 6 5/8s, 2014	5,000	4,450

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	5,000	3,900

OPTI Canada, Inc. company
guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	5,000	1,700

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	115,000	112,125

Petro-Canada sr. unsec.
unsub. notes 6.05s, 2018 (Canada)	5,000	4,122

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Energy cont.
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	$65,000	$61,425

PetroHawk Energy Corp. 144A
sr. unsec. unsub. notes 7 7/8s, 2015	50,000	43,000

Petroleum Development Corp.
company guaranty sr. unsec.
notes 12s, 2018	15,000	9,488

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	100,000	77,500

Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	10,000	9,150

Plains Exploration &
Production Co. company
guaranty 7s, 2017	105,000	89,513

Pride International, Inc.
sr. unsec. notes 7 3/8s, 2014	5,000	4,975

Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	5,000	3,300

Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	100,000	67,250

SandRidge Energy, Inc. 144A
company guaranty sr. unsec.
unsub. notes 8s, 2018	10,000	7,800

Stallion Oilfield
Services/Stallion Oilfield
Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	40,000	4,800

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	50,000	31,500

Weatherford International, Ltd.
company guaranty sr. unsec.
notes 9 7/8s, 2039	20,000	19,614

Williams Cos., Inc. (The)
notes 8 3/4s, 2032	15,000	14,025

Williams Cos., Inc. (The)
notes 7 3/4s, 2031	5,000	4,150

Williams Cos., Inc. (The)
sr. unsec. notes 7 7/8s, 2021	10,000	9,350

Williams Cos., Inc. (The)
sr. unsec. notes 7 5/8s, 2019	5,000	4,675

Williams Cos., Inc. (The) 144A
sr. unsec. notes 8 3/4s, 2020	10,000	9,950

XTO Energy, Inc. sr. unsec.
notes 6 3/4s, 2037	10,000	8,920

XTO Energy, Inc. sr. unsec.
notes 5 1/2s, 2018	5,000	4,560

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	5,000	4,880

		1,186,843
Financials (5.9%)
Aetna, Inc. sr. unsec 6 1/2s, 2018	10,000	9,462

BankAmerica Capital III bank
guaranty jr. unsec. FRN Ser. *,
1.664s, 2027	20,000	10,510

Barclays Bank PLC 144A
sub. bonds FRB 7.7s, 2049
(United Kingdom)	40,000	21,852

Bear Stearns Cos., Inc. (The)
notes 5.7s, 2014	20,000	18,965

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Financials cont.
Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	$40,000	$41,482

Chubb Corp. (The)
sr. notes 6 1/2s, 2038	5,000	4,649

Citigroup, Inc. sr. notes 6 1/2s, 2013	25,000	23,307

Citigroup, Inc. sr. unsec.
unsub. notes FRN 1.417s, 2009	40,000	39,190

CNA Financial Corp. unsec.
notes 6 1/2s, 2016	135,000	98,534

CNA Financial Corp. unsec.
notes 6s, 2011	5,000	4,553

Deutsche Bank AG/London
notes 4 7/8s, 2013 (Germany)	40,000	38,868

Duke Realty LP sr. unsec.
notes 6 1/4s, 2013	5,000	3,524

E*Trade Financial Corp. sr. unsec.
notes 7 3/8s, 2013	15,000	4,800

Fleet Capital Trust V bank
guaranty FRN 2.848s, 2028	20,000	7,028

General Electric Capital Corp.
sr. unsec. FRN Ser. MTN, 1.428s, 2016	20,000	13,647

General Electric Capital Corp.
sr. unsec. notes Ser. MTN, 6 7/8s, 2039	35,000	28,945

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	68,000	54,405

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 7s, 2012	3,000	1,788

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	3,000	1,727

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	9,000	5,859

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	1,000	486

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	6,000	3,457

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes FRN 4.403s, 2014	1,000	440

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	10,000	9,894

Health Care Property
Investors, Inc. sr. unsec.
notes 6s, 2017	5,000	3,376

HRPT Properties Trust
bonds 5 3/4s, 2014 R	100,000	66,429

HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015	100,000	50,000

International Lease Finance Corp.
sr. unsec. 6 3/8s, 2013	110,000	71,500

JPMorgan Chase & Co. sr. notes 6s, 2018	5,000	4,833

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	5,000	3,675

Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	25,000	13,476

CORPORATE BONDS		Principal
AND NOTES (38.7%)* cont.		amount	Value

Financials cont.
Merrill Lynch & Co., Inc.
notes FRN Ser. MTN, 1.359s, 2011		$5,000	$4,245

MetLife, Inc. sr. unsec.
notes Ser. A, 6.817s, 2018		10,000	9,357

Monumental Global Funding, Ltd.
144A notes 5 1/2s, 2013
(Cayman Islands)		15,000	13,221

Nederlandense Waterschapsbank NV
unsec. notes 5 7/8s, 2015
(Netherlands)	AUD	1,520,000	989,101

Prudential Financial, Inc.
sr. unsec. unsub. notes Ser. Medium
Term Note Class B (MTNB), 5.1s, 2014		$20,000	16,049

Rouse Co., LP (The) / TRC Property
Holdings, Inc. 144A sr. unsec.
unsub. notes 6 3/4s, 2013 R		100,000	30,000

SLM Corp. notes Ser. Medium Term
Note Class A (MTNA), 4 1/2s, 2010		10,000	7,906

UBS AG/Jersey Branch 144A
sr. notes Ser. CMCI, zero %
(Indexed to the UBS Bloomberg
Constant Maturity Commodity
Index) (Switzerland)		283,000	167,610

VTB Capital SA 144A notes 6 7/8s,
2018 (Luxembourg)		102,000	69,870

Wachovia Corp. sr. unsec.
notes Ser. MTN, 5 1/2s, 2013		15,000	14,444

Wells Fargo Capital XV jr.
sub. unsec. company guaranty FRN
9 3/4s, 2049		10,000	6,950

			1,989,414
Government (1.6%)
European Investment Bank
supranational bank
bonds sr. unsec. 3 1/2s, 2014
(Luxembourg)	CHF	40,000	36,894

Kreditanstalt fuer Wiederaufbau
foreign government
guaranty 7 1/4s, 2010 (Germany)	NZD	500,000	261,337

Kreditanstalt fuer Wiederaufbau
govt. guaranty unsec.
unsub. notes Ser. EXCH, 5 5/8s,
2017 (Germany)	GBP	100,000	158,768

Norddeutsche Landesbank
Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	24,000	32,151

Oester Postspark Bawag foreign
government guaranty Ser. Euro
Medium Term Note (EMTN),
3 1/4s, 2011 (Austria)	CHF	60,000	52,755

			541,905
Health care (3.1%)
Cardinal Health, Inc. sr. unsec.
unsub. notes 5 1/2s, 2013		$150,000	144,270

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015		100,000	94,625

DaVita, Inc. company
guaranty 6 5/8s, 2013		5,000	4,875

Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)		15,000	13,050

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Health care cont.
GlaxoSmith Kline Capital Inc,
company guaranty sr. notes 5.65s, 2018	$20,000	$20,591

HCA, Inc. sr. sec. notes 9 1/4s, 2016	155,000	141,825

HCA, Inc. sr. sec. notes 9 1/8s, 2014	5,000	4,688

HCA, Inc. sr. unsec. notes 6 3/8s, 2015	15,000	10,350

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	1,560

Healthsouth Corp. company
guaranty 10 3/4s, 2016	5,000	5,013

IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	105,000	100,800

Novartis Securities Investment,
Ltd. company guaranty sr. unsec.
notes 5 1/8s, 2019 (Bermuda)	15,000	14,864

Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	5,000	4,650

Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	5,000	4,625

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	10,000	10,678

Select Medical Corp. company
guaranty 7 5/8s, 2015	20,000	12,300

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	105,000	95,550

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	5,000	4,375

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	5,000	4,588

Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	5,000	2,750

Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	5,000	3,000

Tenet Healthcare Corp. sr. unsec.
notes 7 3/8s, 2013	95,000	80,275

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	40,000	35,600

UnitedHealth Group, Inc.
sr. unsec. notes 5.8s, 2036	10,000	7,711

US Oncology Holdings, Inc.
sr. unsec. notes FRN 8.334s, 2012 ‡‡	5,000	3,013

US Oncology, Inc. company
guaranty 9s, 2012	105,000	99,488

Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	110,000	100,650

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	5,000	4,225

WellPoint, Inc. notes 7s, 2019	10,000	9,863

		1,039,852
Technology (2.1%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	5,000	2,888

Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	8,000	3,320

Arrow Electronics, Inc. unsecd.
notes 9.15s, 2010	60,000	59,477

Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	5,000	4,475

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	20,000	8,000

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Technology cont.
Cisco Systems, Inc. sr. unsec.
notes 4.95s, 2019	$5,000	$4,842

Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	5,000	2,600

Computer Sciences Corp. sr. unsec.
unsub. notes 5s, 2013	30,000	28,244

Computer Sciences Corp. 144A
sr. unsec. notes 6 1/2s, 2018	135,000	124,508

Expedia, Inc. sr. unsec.
notes company guaranty 7.456s, 2018	45,000	38,138

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	5,000	325

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014	140,000	25,200

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	15,000	15,019

Iron Mountain, Inc. company
guaranty sr. unsec.
sub. notes 8s, 2020	10,000	9,400

Lexmark International Inc,
sr. unsec. notes 5.9s, 2013	15,000	12,756

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	5,000	1,813

Motorola, Inc. sr. notes 8s, 2011	110,000	98,974

Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	5,000	2,805

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	4,000	2,740

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	135,000	114,750

Travelport LLC company
guaranty 9 7/8s, 2014	120,000	48,600

Tyco Electronics Group SA company
guaranty 6.55s, 2017 (Luxembourg)	90,000	67,858

Tyco Electronics Group SA
sr. unsec. unsub. notes company
guaranty 5.95s, 2014 (Luxembourg)	13,000	11,490

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016	5,000	1,450

Xerox Corp. sr. unsec.
notes 6.35s, 2018	10,000	8,400

		698,072
Transportation (0.5%)
Canadian National Railway Co.
sr. unsec. unsub. notes 5.55s,
2018 (Canada)	5,000	4,967

Ryder System, Inc. sr. unsec.
unsub. notes Ser. MTN, 6s, 2013	155,000	136,897

Southwest Airlines Co. sr. unsec.
unsub. notes 6 1/2s, 2012	25,000	23,935

Union Pacific Corp. sr. unsec.
notes 6 1/8s, 2020	10,000	9,715

		175,514
Utilities and power (3.2%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	5,000	4,250

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	7,000	6,930

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Utilities and power cont.
CMS Energy Corp. sr. notes 8 1/2s, 2011	$10,000	$10,092

Colorado Interstate Gas Co.
debs. 6.85s, 2037	100,000	78,199

Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018	10,000	9,499

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	15,000	14,657

Duke Energy Corp. sr. unsec.
notes 6 1/4s, 2018	10,000	9,616

Dynegy Holdings, Inc. sr. unsec.
7 1/2s, 2015	100,000	62,000

Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	5,000	3,175

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	5,000	3,750

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	5,000	4,588

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	105,000	87,413

Edison Mission Energy sr. unsec.
notes 7s, 2017	20,000	16,900

El Paso Corp. sr. notes Ser. Global Medium
Term Note (GMTN), 7 3/4s, 2032	5,000	3,838

Electricite de France 144A
notes 6.95s, 2039 (France)	25,000	25,139

Enterprise Products Operating, LLC
company guaranty sr. notes 6 1/2s, 2019	15,000	13,777

Ferrellgas LP/Finance
sr. notes 8 3/4s, 2012	10,000	8,550

FirstEnergy Corp. notes Ser. B,
6.45s, 2011	90,000	89,906

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	5,000	4,600

Mirant North America, LLC company
guaranty 7 3/8s, 2013	110,000	100,650

Nevada Power Co. notes 6 1/2s, 2018	25,000	23,828

NiSource Finance Corp. company
guaranty sr. unsec.
unsub. notes 6.8s, 2019	20,000	15,684

NiSource Finance Corp. company
guaranty sr. unsec.
unsub. notes 5.4s, 2014	10,000	7,852

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	5,000	4,550

NRG Energy, Inc. sr. notes 7 3/8s, 2016	120,000	110,700

Oncor Electric Delivery Co. 144A
1st mtge. sec. bond 5.95s, 2013	20,000	19,626

Pacific Gas & Electric Co.
sr. notes 8 1/4s, 2018	5,000	5,998

PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	5,000	4,960

Public Service Co. of Colorado 1st
mtge. sec. bond 5.8s, 2018	5,000	5,205

Southern California Edison Co. 1st
mtge. sr. sec. bond 5 1/2s, 2018	10,000	10,378

Spectra Energy Capital, LLC
company guaranty sr. unsec.
notes 5.9s, 2013	15,000	14,293

CORPORATE BONDS	Principal
AND NOTES (38.7%)* cont.	amount	Value

Utilities and power cont.
Spectra Energy Capital, LLC
company guaranty sr. unsec.
unsub. notes 6.2s, 2018	$10,000	$9,067

Spectra Energy Capital, LLC
sr. unsec. unsub. notes 5.668s, 2014	155,000	143,063

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7.2s, 2011	15,000	14,826

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec. notes Ser. A,
10 1/4s, 2015	60,000	30,300

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B,
10 1/4s, 2015	100,000	50,500

TransCanada Pipelines, Ltd.
sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)	5,000	4,968

TXU Corp. sr. notes Ser. P, 5.55s, 2014	15,000	6,587

Union Electric Co. 1st mtge.
sr. sec. bond 6.7s, 2019	5,000	4,896

Westar Energy, Inc. 1st mtge. sec.
bonds 8 5/8s, 2018	15,000	16,428

		1,061,238

Total corporate bonds and notes (cost $16,991,784)		$13,009,603

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (34.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, August 20, 2037	$160,437	$167,506

		167,506
U.S. Government Agency Mortgage Obligations (33.7%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
August 1, 2034 to November 1, 2036	174,795	183,071
5s, TBA, April 1, 2039	3,000,000	3,041,367
5s, TBA, March 1, 2039	6,000,000	6,103,125
4 1/2s, TBA, April 1, 2039	1,000,000	999,414
4 1/2s, TBA, March 1, 2039	1,000,000	1,002,500
		11,329,477

Total U.S. government and agency
mortgage obligations (cost $11,499,765)		$11,496,983

COMMON STOCKS (30.2%)*	Shares	Value

Basic materials (1.3%)
AK Steel Holding Corp.	140	$865

Amcor, Ltd. (Australia)	3,864	10,889

Andersons, Inc. (The)	120	1,483

ArcelorMittal (Luxembourg)	795	15,562

Aurizon Mines, Ltd. (Canada) †	980	3,861

Balfour Beatty PLC (United Kingdom)	2,187	9,906

BHP Billiton, Ltd. (Australia)	1,805	33,020

Century Aluminum Co. †	220	488

Ceradyne, Inc. †	69	1,184

COMMON STOCKS (30.2%)* cont.	Shares	Value

Basic materials cont.
CF Industries Holdings, Inc. #	485	$31,200

Cliffs Natural Resources, Inc.	965	14,890

Dow Chemical Co. (The)	1,954	13,991

Fletcher Building, Ltd.
(New Zealand)	4,489	11,694

FMC Corp.	568	22,964

Freeport-McMoRan Copper &
Gold, Inc. Class B	730	22,207

Hochtief AG (Germany)	42	1,166

Innophos Holdings, Inc.	152	1,614

Innospec, Inc. (United Kingdom)	283	1,143

Kaiser Aluminum Corp.	85	1,873

Kobe Steel, Ltd. (Japan)	1,000	1,199

Koppers Holdings, Inc.	203	2,712

Matsushita Electric Works, Ltd. (Japan)	1,000	6,047

Minerals Technologies, Inc.	60	1,795

Mitsubishi Chemical Holdings Corp. (Japan)	500	1,687

Mitsui Chemicals, Inc. (Japan)	1,000	2,112

Monsanto Co.	754	57,508

Mosaic Co. (The)	834	35,904

OM Group, Inc. †	251	3,891

OZ Minerals, Ltd. (Australia)	881	357

Packaging Corp. of America	419	4,437

Perini Corp. †	142	2,175

Potash Corp. of Saskatchewan, Inc.
(Canada)	357	29,977

Schnitzer Steel Industries, Inc.
Class A	196	5,613

Silver Wheaton Corp. (Canada) †	470	3,144

Southern Copper Corp.	2,579	35,358

Terra Industries, Inc.	1,124	28,988

		422,904
Capital goods (1.4%)
Acuity Brands, Inc.	136	3,117

AGCO Corp. †	885	15,169

Alstom SA (France)	32	1,527

American Ecology Corp.	159	2,496

American Science &
Engineering, Inc.	36	2,185

Andritz AG (Austria)	88	2,525

Applied Industrial
Technologies, Inc.	336	5,416

Autoliv, Inc. (Sweden)	636	9,464

BAE Systems PLC (United Kingdom)	1,133	6,001

Bekaert SA (Belgium)	142	6,952

Boeing Co. (The) #	395	12,419

Caterpillar, Inc.	345	8,490

Chart Industries, Inc. †	467	2,998

Clean Harbors, Inc. †	83	4,032

Columbus McKinnon Corp. †	200	1,754

Cummins, Inc.	595	12,376

Darling International, Inc. †	390	1,689

Deere (John) & Co.	584	16,054

EMCOR Group, Inc. †	309	4,762

Emerson Electric Co.	821	21,962

Esterline Technologies Corp. †	64	1,622

Exide Technologies †	787	2,566

COMMON STOCKS (30.2%)* cont.	Shares	Value

Capital goods cont.
Federal Signal Corp.	345	$2,180

Flowserve Corp.	271	13,677

Fluor Corp.	356	11,837

Foster Wheeler AG †	560	8,422

Fuel Systems Solutions, Inc. †	69	1,367

Gardner Denver, Inc. †	170	3,216

General Cable Corp. †	170	2,623

General Dynamics Corp.	793	34,749

GrafTech International, Ltd. †	195	1,102

Heico Corp.	83	2,024

Jacobs Engineering Group, Inc. †	298	10,055

John Bean Technologies Corp.	190	1,841

Joy Global, Inc.	810	14,143

Lockheed Martin Corp.	189	11,928

Manitowoc Co., Inc. (The)	1,533	6,285

Mitsubishi Electric Corp. (Japan)	4,000	15,787

Moog, Inc. †	85	1,976

Northrop Grumman Corp.	250	9,340

Orbital Sciences Corp. †	165	2,335

Parker-Hannifin Corp.	199	6,641

Pitney Bowes, Inc.	774	14,930

Prysmian SpA (Italy)	966	7,963

Raytheon Co.	1,161	46,405

Siemens AG (Germany)	195	9,953

Silgan Holdings, Inc.	125	6,133

Steelcase, Inc.	2,177	8,773

Teledyne Technologies, Inc. †	142	3,253

Terex Corp. †	1,367	12,194

Tomkins PLC (United Kingdom)	3,247	5,226

United Technologies Corp.	917	37,441

WESCO International, Inc. †	221	3,669

		463,044
Communication services (1.5%)
Airvana, Inc. †	350	1,894

Applied Signal Technology, Inc.	110	2,103

AT&T, Inc.	5,099	121,203

Atlantic Tele-Network, Inc.	152	3,169

Belgacom SA (Belgium)	672	22,068

BT Group PLC (United Kingdom)	4,474	5,761

CenturyTel, Inc.	515	13,560

Cincinnati Bell, Inc. †	1,400	2,324

Comcast Corp. Class A	2,497	32,611

DIRECTV Group, Inc. (The) †	2,385	47,557

DISH Network Corp. Class A †	738	8,303

Earthlink, Inc. †	410	2,583

Embarq Corp.	367	12,834

France Telecom SA (France)	401	9,059

GeoEye, Inc. †	110	2,486

InterDigital, Inc. †	82	2,409

j2 Global Communications, Inc. †	151	2,828

KDDI Corp. (Japan)	4	20,824

Koninklijke (Royal) KPN NV
(Netherlands)	1,619	20,911

Liberty Global, Inc. Class A †	1,501	18,417

NeuStar, Inc. Class A †	310	4,802

Nice Systems, Ltd. ADR (Israel) †	153	3,228

COMMON STOCKS (30.2%)* cont.	Shares	Value

Communication services cont.
NII Holdings, Inc. †	1,041	$13,335

Novatel Wireless, Inc. †	226	1,234

NTELOS Holdings Corp.	136	2,607

Premiere Global Services, Inc. †	367	3,068

Telecom Corp. of New Zealand, Ltd.
(New Zealand)	8,159	9,667

Telecom Italia SpA RNC (Italy)	8,770	8,288

Telephone and Data Systems, Inc.	221	6,520

Verizon Communications, Inc.	3,288	93,807

		499,460
Conglomerates (0.3%)
3M Co.	1,120	50,915

General Electric Co.	4,095	34,848

Walter Industries, Inc.	284	5,160

		90,923
Consumer cyclicals (1.7%)
Adecco SA (Switzerland)	36	1,100

Aeropostale, Inc. †	114	2,644

American Media, Inc. 144A	53	1,166

Buckle, Inc. (The)	331	7,855

Casey’s General Stores, Inc.	130	2,588

Charlotte Russe Holding, Inc. †	221	1,162

Chemed Corp.	87	3,463

Coach, Inc. †	3,305	46,204

Consolidated Graphics, Inc. †	112	1,511

CTC Media, Inc. (Russia) †	727	2,501

Davis Service Group PLC
(United Kingdom)	2,831	9,286

De La Rue PLC (United Kingdom)	597	8,820

Deckers Outdoor Corp. †	55	2,270

Deluxe Corp.	228	1,760

Dolby Laboratories, Inc. Class A †	394	11,052

Dollar Tree, Inc. †	647	25,117

Dreamworks Animation SKG, Inc.
Class A †	159	3,067

Dress Barn, Inc. †	301	2,986

Electrolux AB Class B (Sweden)	1,209	8,314

Emergency Medical Services Corp.
Class A †	110	3,368

EZCORP, Inc. Class A †	380	3,906

Fleetwood Enterprises, Inc. †	13,300	1,064

Foot Locker, Inc.	1,451	12,058

Gap, Inc. (The)	649	7,003

Geberit International AG
(Switzerland)	29	2,612

Genesco, Inc. †	178	2,545

Gymboree Corp. (The) †	147	3,781

Hackett Group Inc. (The) †	750	1,920

Hankyu Department Stores (Japan)	1,000	5,318

Hasbro, Inc.	851	19,479

Healthcare Services Group, Inc.	151	2,321

Hillenbrand, Inc.	228	3,824

Home Depot, Inc. (The)	345	7,207

ICF International, Inc. †	150	3,599

Jakks Pacific, Inc. †	196	2,483

Jos. A. Bank Clothiers, Inc. †	82	1,853

Kesa Electricals PLC
(United Kingdom)	2,465	3,726

COMMON STOCKS (30.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Landauer, Inc.	119	$5,951

Lennox International, Inc.	155	4,015

Lowe’s Cos., Inc.	410	6,494

M.D.C. Holdings, Inc.	325	8,200

Manpower, Inc.	256	7,137

Marks & Spencer Group PLC
(United Kingdom)	972	3,618

Marvel Entertainment, Inc. †	254	6,568

Mattel, Inc.	733	8,679

Mediaset SpA (Italy)	2,386	10,617

Morningstar, Inc. †	177	4,938

National CineMedia, Inc.	230	2,530

Next PLC (United Kingdom)	470	7,839

Perry Ellis International, Inc. †	198	939

Phillips-Van Heusen Corp.	244	4,043

PRG-Schultz International, Inc. †	172	647

RadioShack Corp.	1,006	7,374

Rent-A-Center, Inc. †	228	3,995

Staples, Inc.	715	11,404

Steiner Leisure, Ltd. (Bahamas) †	90	2,269

Steven Madden, Ltd. †	240	3,893

Swire Pacific, Ltd. (Hong Kong)	2,000	12,190

Time Warner, Inc.	5,989	45,696

TJX Cos., Inc. (The)	659	14,676

Toro Co. (The)	438	9,579

Toyota Motor Corp. (Japan)	200	6,372

Tractor Supply Co. †	50	1,562

True Religion Apparel, Inc. †	170	1,737

Valeo SA (France)	697	8,706

Vertis Holdings, Inc. F †	179	—

Volkswagen AG
(preference) (Germany)	215	9,711

Wal-Mart Stores, Inc.	2,001	98,529

Walt Disney Co. (The)	1,065	17,860

Warnaco Group, Inc. (The) †	234	5,066

Wiley (John) & Sons, Inc. Class A	232	7,282

William Hill PLC (United Kingdom)	159	536

Wolverine World Wide, Inc.	223	3,381

		584,966
Consumer staples (2.9%)
AFC Enterprises †	428	1,798

Alberto-Culver Co.	64	1,417

Altria Group, Inc. #	1,644	25,383

Anheuser-Busch InBev NV (Belgium)	557	15,401

Archer Daniels Midland Co.	1,412	37,644

Autogrill SpA (Italy)	599	2,882

British American Tobacco (BAT) PLC
(United Kingdom)	499	12,820

Bidz.com, Inc. †	320	947

BJ’s Wholesale Club, Inc. †	739	22,081

Brink’s Co. (The)	262	6,254

Brinker International, Inc.	220	2,420

Bunge, Ltd.	478	22,409

Cal-Maine Foods, Inc.	65	1,448

Campbell Soup Co.	602	16,116

CEC Entertainment, Inc. †	190	4,437

COMMON STOCKS (30.2%)* cont.	Shares	Value

Consumer staples cont.
Chattem, Inc. †	77	$4,884

Clorox Co.	539	26,195

Coca-Cola Co. (The)	483	19,731

Colgate-Palmolive Co.	746	44,894

Constellation Brands, Inc.
Class A †	1,024	13,363

Corn Products International, Inc.	547	11,033

Dean Foods Co. †	1,082	22,127

DeVry, Inc.	150	7,793

Domino’s Pizza, Inc. †	227	1,550

Elizabeth Arden, Inc. †	170	942

Energizer Holdings, Inc. †	246	10,379

Fresh Del Monte Produce, Inc.
(Cayman Islands) †	140	2,629

General Mills, Inc.	186	9,761

Heineken NV (Netherlands)	354	9,552

Herbalife, Ltd. (Cayman Islands)	667	9,098

Itron, Inc. †	37	1,652

ITT Educational Services, Inc. †	192	21,792

Jeronimo Martins, SGPS, SA
(Portugal)	6,404	26,190

Kellogg Co.	251	9,769

Kraft Foods, Inc. Class A	1,092	24,876

Kroger Co.	2,084	43,076

McDonald’s Corp.	1,593	83,234

MWI Veterinary Supply, Inc. †	136	3,430

Nash Finch Co.	282	9,825

Netflix, Inc. †	102	3,686

Nichirei Corp. (Japan)	4,000	13,130

Pepsi Bottling Group, Inc. (The)	1,811	33,504

PepsiCo, Inc.	1,116	53,724

Philip Morris International, Inc.	1,673	55,995

Prestige Brands Holdings, Inc. †	464	2,538

Procter & Gamble Co. (The)	2,278	109,731

Reynolds American, Inc.	168	5,641

Robert Half International, Inc.	894	13,741

Safeway, Inc.	2,819	52,152

Sara Lee Corp.	1,084	8,358

Spartan Stores, Inc.	394	6,028

Strayer Education, Inc.	11	1,867

Travis Perkins PLC (United Kingdom)	209	976

Yum! Brands, Inc.	1,465	38,500

		990,803
Energy (3.3%)
Alpha Natural Resources, Inc. †	906	16,670

Basic Energy Services, Inc. †	351	2,215

Chevron Corp. #	2,940	178,487

Comstock Resources, Inc. †	80	2,434

ConocoPhillips	1,634	61,030

Core Laboratories NV (Netherlands)	64	4,826

CVR Energy, Inc. †	340	1,605

Devon Energy Corp.	118	5,153

Dresser-Rand Group, Inc. †	1,478	31,053

Energy XXI Bermuda, Ltd. (Bermuda)	1,022	358

ENI SpA (Italy)	212	4,222

ENSCO International, Inc.	605	14,871

COMMON STOCKS (30.2%)* cont.	Shares	Value

Energy cont.
Exxon Mobil Corp. #	5,457	$370,530

First Solar, Inc. †	153	16,178

Halliburton Co.	200	3,262

Hess Corp.	220	12,032

ION Geophysical Corp. †	598	640

Key Energy Services, Inc. †	450	1,202

Marathon Oil Corp.	3,127	72,765

Mariner Energy, Inc. †	272	2,516

Massey Energy Co.	1,101	12,717

McMoRan Exploration Co. †	163	748

Noble Corp.	452	11,115

Occidental Petroleum Corp.	869	45,075

Oil States International, Inc. †	81	1,079

Patterson-UTI Energy, Inc.	746	6,408

Rosetta Resources, Inc. †	279	1,420

Royal Dutch Shell PLC Class A
(Netherlands)	1,650	36,241

Royal Dutch Shell PLC Class B
(Netherlands)	1,464	30,904

Santos, Ltd. (Australia)	165	1,620

StatoilHydro ASA (Norway)	1,525	25,551

Stone Energy Corp. †	146	578

Sunoco, Inc.	979	32,748

Swift Energy Co. †	118	848

Tesoro Corp.	1,929	28,472

Tidewater, Inc.	1,631	57,607

Trico Marine Services, Inc. †	169	553

Unit Corp. †	414	8,847

Vaalco Energy, Inc. †	439	2,502

Valero Energy Corp.	845	16,376

W&T Offshore, Inc.	110	886

Willbros Group, Inc. (Panama)	190	1,364

		1,125,708
Financials (8.1%)
Aetna, Inc.	748	17,855

Agree Realty Corp. R	128	1,486

Alexandria Real Estate
Equities, Inc. R	485	19,381

Allianz SE (Germany)	182	12,347

Allied World Assurance Company
Holdings, Ltd. (Bermuda)	91	3,495

AMB Property Corp. R	1,497	17,829

American Equity Investment Life
Holding Co.	605	2,323

American Financial Group, Inc.	1,489	23,169

American Safety Insurance
Holdings, Ltd. (Bermuda) †	120	1,232

Amerisafe, Inc. †	286	4,147

Apartment Investment &
Management Co. Class A R	3,734	19,491

Arch Capital Group, Ltd.
(Bermuda) †	352	19,008

Aspen Insurance Holdings, Ltd.
(Bermuda)	145	3,160

Assured Guaranty, Ltd. (Bermuda)	201	888

Astoria Financial Corp.	543	3,882

AvalonBay Communities, Inc. R	1,285	54,510

COMMON STOCKS (30.2%)* cont.	Shares	Value

Financials cont.
Banco Bilbao Vizcaya Argentaria SA (Spain)	928	$6,775

Banco Latinoamericano de
Exportaciones SA Class E (Panama)	495	4,490

Bank of America Corp.	3,953	15,614

Bank of Hawaii Corp.	101	3,236

Bank of New York Mellon Corp. (The)	546	12,105

Bank of the Ozarks, Inc.	146	3,030

BB&T Corp.	252	4,065

Boston Properties, Inc. R	2,331	86,457

Brandywine Realty Trust R	3,767	17,780

BRE Properties R	1,537	29,080

Camden Property Trust R	1,001	18,809

Cathay General Bancorp	84	816

CBL & Associates Properties R	5,819	18,039

Center Financial Corp.	287	847

Charles Schwab Corp. (The)	846	10,753

Chubb Corp. (The)	952	37,166

Citigroup, Inc.	6,284	9,426

Commerzbank AG (Germany)	134	473

Commonwealth Bank of Australia
(Australia)	342	6,470

Compagnia Assicuratrice Unipol SpA
(Preference) (Italy)	8,613	5,927

Conseco, Inc. †	1,224	1,481

Corporate Office Properties Trust R	1,244	31,100

Credit Agricole SA (France)	478	4,704

Credit Suisse Group (Switzerland)	513	12,616

DB RREEF Trust (Australia)	20,293	8,950

DBS Group Holdings, Ltd. (Singapore)	1,500	7,521

Deutsche Bank AG (Germany)	203	5,286

Developers Diversified
Realty Corp. R	4,754	14,024

Digital Realty Trust, Inc. R	728	21,760

DnB Holdings ASA (Norway)	2,177	7,923

Duke Realty Investments, Inc. R	2,527	17,436

Entertainment Properties Trust R	1,415	21,098

Equity Lifestyle
Properties, Inc. R	674	22,464

Equity Residential Properties Trust R #	5,181	91,186

Essex Property Trust, Inc. R	412	22,413

Extra Space Storage, Inc. R	2,943	18,453

Federal Realty Investment Trust R	916	37,675

First Bancorp	140	1,445

First Bancorp Puerto Rico
(Puerto Rico)	442	1,839

First Midwest Bancorp, Inc.	230	1,730

Flushing Financial Corp.	190	1,167

Franklin Street
Properties Corp. R	2,142	22,705

Goldman Sachs Group, Inc. (The) #	1,043	94,996

Hallmark Financial Services, Inc. †	310	2,124

Harris & Harris Group, Inc. †	851	2,672

HCP, Inc. R	5,418	98,987

Health Care REIT, Inc. R	1,484	45,663

Highwoods Properties, Inc. R	1,653	31,225

Home Properties of NY, Inc. R	1,237	32,830

Hospitality Properties Trust R	1,810	20,634

COMMON STOCKS (30.2%)* cont.	Shares	Value

Financials cont.
Host Marriott Corp. R	10,652	$39,412

Hudson City Bancorp, Inc.	322	3,339

Hypo Real Estate Holding (Germany)	18	24

ING Groep NV (Netherlands)	896	4,127

Inland Real Estate Corp. R	2,697	21,037

Interactive Brokers Group, Inc. Class A †	136	1,911

International Bancshares Corp.	219	2,192

Investment Technology Group, Inc. †	680	13,240

Investors Real Estate Trust R	2,415	22,073

IPC Holdings, Ltd. (Bermuda)	80	2,033

Janus Capital Group, Inc.	1,804	7,956

JPMorgan Chase & Co.	3,884	88,749

KBC Groupe SA (Belgium)	111	1,180

Kilroy Realty Corp. R	1,082	20,136

Kimco Realty Corp. R #	4,944	43,754

Knight Capital Group, Inc.
Class A †	273	4,802

LaSalle Hotel Properties R	3,722	19,801

Lexington Corporate Properties Trust R	352	1,133

Liberty Property Trust R	2,600	47,502

Lloyds Banking Group PLC
(United Kingdom)	2,404	1,998

Loews Corp.	311	6,173

LTC Properties, Inc. R	1,545	26,358

Mack-Cali Realty Corp. R	1,293	22,084

Man Group PLC (United Kingdom)	1,628	3,972

Mastercard, Inc. Class A	72	11,378

Meadowbrook Insurance Group, Inc.	214	1,233

Medical Properties Trust, Inc. R	4,721	16,476

Mid-America Apartment
Communities, Inc. R	852	22,024

Morgan Stanley	628	12,271

National Health Investors, Inc. R	1,115	26,593

Nationwide Health
Properties, Inc. R	1,365	27,655

Navigators Group, Inc. †	72	3,761

Nordea AB (Sweden)	2,341	11,711

Northern Trust Corp.	158	8,777

NorthStar Realty Finance Corp. R	464	947

Old Second Bancorp, Inc.	326	1,985

optionsXpress Holdings, Inc.	127	1,253

Penson Worldwide, Inc. †	450	2,160

Platinum Underwriters Holdings,
Ltd. (Bermuda)	137	3,841

PMA Capital Corp. Class A †	439	2,256

PNC Financial Services Group	217	5,933

ProLogis Trust R #	6,415	37,143

PS Business Parks, Inc. R	800	27,520

Public Storage, Inc. R	2,189	121,446

Ramco-Gershenson Properties R	178	918

Realty Income Corp. R	2,651	46,472

Regency Centers Corp. R	711	19,183

Safety Insurance Group, Inc.	64	2,001

Saul Centers, Inc. R	925	23,837

SeaBright Insurance
Holdings, Inc. †	349	3,392

COMMON STOCKS (30.2%)* cont.	Shares	Value

Financials cont.
Senior Housing Properties Trust R	1,436	$18,122

Simon Property Group, Inc. R	4,620	152,922

SL Green Realty Corp. R	2,151	24,995

Smithtown Bancorp, Inc.	150	1,677

Societe Generale (France)	136	4,287

Southwest Bancorp, Inc.	420	4,116

Sovran Self Storage, Inc. R	951	20,142

State Street Corp. #	1,377	34,797

Sterling Financial Corp.	340	466

Suffolk Bancorp	132	3,433

SWS Group, Inc.	300	4,071

Taubman Centers, Inc. R	1,267	19,829

TradeStation Group, Inc. †	492	2,627

Travelers Cos., Inc. (The)	572	20,678

U.S. Bancorp	2,419	34,616

UCBH Holdings, Inc.	660	1,056

UDR, Inc. R	2,331	18,438

Universal Health Realty Income Trust R	125	3,901

Urstadt Biddle Properties, Inc.
Class A R	1,965	23,796

Validus Holdings, Ltd. (Bermuda)	179	4,285

Ventas, Inc. R	3,387	73,058

Virginia Commerce Bancorp. †	401	1,600

Vornado Realty Trust R	2,536	83,003

W.R. Berkley Corp.	1,076	22,392

Washington Real Estate Investment Trust R	927	15,898

Weingarten Realty Investors R	2,727	30,788

Wells Fargo & Co.	3,571	43,209

Wharf (Holdings), Ltd. (Hong Kong)	4,000	8,364

Wilshire Bancorp, Inc.	240	1,142

World Acceptance Corp. †	177	2,595

WSFS Financial Corp.	68	1,502

Zurich Financial Services AG
(Switzerland)	21	2,986

		2,731,611
Health care (3.7%)
Albany Molecular Research, Inc. †	150	1,301

Alexion Pharmaceuticals, Inc. †	50	1,710

Alkermes, Inc. †	326	3,286

Alliance Imaging, Inc. †	498	4,084

Allscripts-Misys Healthcare
Solutions, Inc.	957	8,326

Alnylam Pharmaceuticals, Inc. †	159	2,932

Amedisys, Inc. †	107	3,500

American Oriental
Bioengineering, Inc. (China) †	803	2,963

AMERIGROUP Corp. †	121	2,998

Amgen, Inc. †	1,387	67,866

AMN Healthcare Services, Inc. †	244	1,588

Astellas Pharma, Inc. (Japan)	100	3,312

AstraZeneca PLC
(London Exchange) (United Kingdom)	947	30,299

athenahealth, Inc. †	217	5,529

Baxter International, Inc.	491	24,997

Becton, Dickinson and Co.	818	50,626

Boston Scientific Corp. †	3,897	27,357

Bristol-Myers Squibb Co.	2,835	52,192

COMMON STOCKS (30.2%)* cont.	Shares	Value

Health care cont.
Cantel Medical Corp. †	152	$1,897

Centene Corp. †	177	3,005

Cephalon, Inc. †	351	23,022

China Medical Technologies, Inc.
ADR (China)	220	2,867

CIGNA Corp.	1,081	17,037

Coventry Health Care, Inc. †	1,165	13,421

Cubist Pharmaceuticals, Inc. †	190	2,700

Cutera, Inc. †	601	3,828

Depomed, Inc. †	820	1,435

Eli Lilly & Co.	985	28,939

Emergent Biosolutions, Inc. †	151	2,916

Enzon Pharmaceuticals, Inc. †	353	1,867

eResearch Technology, Inc. †	277	1,343

Express Scripts, Inc. †	295	14,839

Forest Laboratories, Inc. †	1,009	21,633

Gen-Probe, Inc. †	524	21,259

Genentech, Inc. †	220	18,821

Gilead Sciences, Inc. †	384	17,203

Haemonetics Corp. †	60	3,203

Humana, Inc. †	514	12,166

Isis Pharmaceuticals, Inc. †	170	2,186

Johnson & Johnson #	2,163	108,150

King Pharmaceuticals, Inc. †	1,933	14,188

LHC Group, Inc. †	80	1,594

Luminex Corp. †	279	4,631

Magellan Health Services, Inc. †	70	2,321

Martek Biosciences Corp. †	320	5,994

Matrixx Initiatives, Inc. †	116	2,045

Maxygen, Inc. †	320	2,224

Medicines Co. †	187	2,294

Medtronic, Inc.	1,365	40,390

Merck & Co., Inc.	2,742	66,356

Merit Medical Systems, Inc. †	160	1,782

Mylan, Inc. †	2,203	27,383

Myriad Genetics, Inc. †	109	8,595

NPS Pharmaceuticals, Inc. †	340	1,547

Obagi Medical Products, Inc. †	321	1,631

Omega Healthcare Investors, Inc. R	3,224	42,331

Onyx Pharmaceuticals, Inc. †	67	2,009

OSI Pharmaceuticals, Inc. †	91	3,103

Owens & Minor, Inc.	136	4,585

Pain Therapeutics, Inc. †	440	1,993

Perrigo Co.	80	1,607

PetMed Express, Inc. †	248	3,417

Pfizer, Inc.	4,605	56,688

Quality Systems, Inc.	211	8,168

Questcor Pharmaceuticals, Inc. †	490	2,381

Quidel Corp. †	173	1,910

Santarus, Inc. †	1,129	1,614

Schering-Plough Corp.	1,278	22,224

Sepracor, Inc. †	159	2,382

Somanetics Corp. †	160	1,950

St. Jude Medical, Inc. †	1,028	34,088

Steris Corp.	226	5,212

COMMON STOCKS (30.2%)* cont.	Shares	Value

Health care cont.
Takeda Pharmaceutical Co., Ltd. (Japan)	800	$32,243

Techne Corp.	88	4,299

United Therapeutics Corp. †	42	2,819

UnitedHealth Group, Inc.	796	15,641

Valeant Pharmaceuticals International †	358	6,229

Varian Medical Systems, Inc. †	951	29,015

Viropharma, Inc. †	273	1,133

Waters Corp. †	847	29,831

WellPoint, Inc. †	497	16,858

Wyeth	2,290	93,478

Zoll Medical Corp. †	100	1,375

		1,230,161
Technology (4.1%)
3Com Corp. †	1,610	3,558

Accenture, Ltd. Class A (Bermuda)	94	2,744

Acxiom Corp.	392	3,246

Adobe Systems, Inc. †	1,226	20,474

Advent Software, Inc. †	87	2,370

ANSYS, Inc. †	98	1,977

Apple, Inc. †	1,374	122,712

ARRIS Group, Inc. †	1,126	6,891

Atmel Corp. †	680	2,428

Avnet, Inc. †	630	10,880

Avocent Corp. †	382	4,576

Black Box Corp.	125	2,480

Blackboard, Inc. †	101	2,771

BMC Software, Inc. †	1,470	43,556

Brocade Communications
Systems, Inc. †	3,643	10,128

Cisco Systems, Inc. † #	5,804	84,564

Compuware Corp. †	2,116	12,506

Comtech Telecommunications Corp. †	139	5,253

CSG Systems International, Inc. †	651	8,802

Dell, Inc. †	726	6,193

eBay, Inc. †	947	10,294

EMC Corp. †	5,031	52,826

Expedia, Inc. †	1,180	9,405

F5 Networks, Inc. †	671	13,420

FactSet Research Systems, Inc.	65	2,505

FEI Co. †	870	12,450

Fuji Photo Film Cos., Ltd. (Japan)	600	11,145

Fujitsu, Ltd. (Japan)	1,000	3,393

Google, Inc. Class A †	89	30,081

Hewlett-Packard Co.	3,164	91,851

Hitachi, Ltd. (Japan)	7,000	17,319

i2 Technologies, Inc. †	307	2,299

IBM Corp.	1,377	126,725

IHS, Inc. Class A †	247	10,060

Integral Systems, Inc. †	166	1,516

Integrated Device
Technology, Inc. †	428	1,917

Intel Corp.	7,501	95,563

IXYS Corp.	562	4,738

JDA Software Group, Inc. †	219	2,124

Konica Corp. (Japan)	500	3,778

MEMC Electronic Materials, Inc. †	993	14,905

COMMON STOCKS (30.2%)* cont.	Shares	Value

Technology cont.
Micrel, Inc.	433	$2,879

Microsoft Corp.	9,213	148,790

MicroStrategy, Inc. †	45	1,644

National Instruments Corp.	91	1,568

National Semiconductor Corp.	2,283	24,885

NCR Corp. †	658	5,211

NEC Corp. (Japan)	1,000	2,340

NetApp, Inc. †	1,096	14,730

Netscout Systems, Inc. †	149	1,968

NTT Data Corp. (Japan)	1	2,483

NVIDIA Corp. †	675	5,589

Oracle Corp. †	3,706	57,591

OSI Systems, Inc. †	167	2,639

Parametric Technology Corp. †	527	4,290

Perot Systems Corp. Class A †	246	2,799

QLogic Corp. †	945	8,713

Qualcomm, Inc.	278	9,294

Quest Software, Inc. †	180	2,034

Red Hat, Inc. †	420	5,750

SAIC, Inc. †	1,131	21,387

Sohu.com, Inc. (China) †	461	22,773

SonicWall, Inc. †	1,066	4,712

SPSS, Inc. †	124	3,114

Starent Networks Corp. †	160	2,530

Sybase, Inc. †	333	9,051

Sykes Enterprises, Inc. †	205	3,272

Symantec Corp. †	2,837	39,236

Synaptics, Inc. †	95	1,971

Syniverse Holdings, Inc. †	164	2,481

Synopsys, Inc. †	355	6,614

Take-Two Interactive
Software, Inc. †	337	2,086

TeleCommunication Systems, Inc.
Class A †	498	4,109

Texas Instruments, Inc.	1,293	18,555

TIBCO Software, Inc. †	380	1,835

Toshiba Corp. (Japan)	1,000	2,422

TTM Technologies, Inc. †	753	3,471

United Online, Inc.	262	1,221

Veeco Instruments, Inc. †	997	4,247

VMware, Inc. Class A †	1,002	20,802

Western Digital Corp. †	804	10,983

Wind River Systems, Inc. †	350	2,643

Xilinx, Inc.	411	7,266

		1,378,401
Transportation (0.5%)
British Airways PLC
(United Kingdom) †	542	1,061

CSX Corp.	597	14,734

Deutsche Lufthansa AG (Germany)	688	7,598

FedEx Corp.	746	32,235

Frontline, Ltd. (Bermuda)	761	15,948

Kirby Corp. †	171	3,769

Knightsbridge Tankers, Ltd.
(Bermuda)	150	1,976

Norfolk Southern Corp.	634	20,110

COMMON STOCKS (30.2%)* cont.	Shares	Value

Transportation cont.
Orient Overseas International,
Ltd. (Hong Kong)	2,000	$4,561

Qantas Airways, Ltd. (Australia)	5,177	5,170

Ryder System, Inc.	672	15,362

Singapore Airlines, Ltd. (Singapore)	940	6,139

Singapore Maritime, Ltd. (Singapore)	15,000	15,481

Southwest Airlines Co.	1,713	10,090

Wabtec Corp.	129	3,452

		157,686
Utilities and power (1.4%)
AES Corp. (The) †	2,155	13,577

Alliant Energy Corp.	812	18,782

Central Vermont Public
Service Corp.	140	2,884

DPL, Inc.	201	4,040

Edison International	2,389	65,029

El Paso Electric Co. †	160	2,261

Electric Power Development Co.
(Japan)	200	6,351

Enel SpA (Italy)	3,364	16,747

Energen Corp.	1,597	42,800

Entergy Corp.	910	61,325

FirstEnergy Corp.	738	31,409

Mirant Corp. †	134	1,639

National Grid PLC (United Kingdom)	1,217	10,869

Northwestern Corp.	179	3,668

OGE Energy Corp.	337	7,387

PG&E Corp.	1,150	43,953

Portland General Electric Co.	179	2,939

Public Service Enterprise
Group, Inc.	170	4,639

Questar Corp.	1,286	37,075

Sempra Energy	472	19,621

Singapore Petroleum Co., Ltd.
(Singapore)	1,000	1,723

Southwest Gas Corp.	100	1,949

Terna SPA (Italy)	4,533	14,116

Toho Gas Co., Ltd. (Japan)	1,000	5,141

Tokyo Electric Power Co. (Japan)	1,700	47,861

		467,785
Total common stocks (cost $16,195,553)		$10,143,452

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (9.8%)*	amount	Value

Banc of America Alternative Loan
Trust Ser. 06-7, Class A2,
5.707s, 2036	$123,000	$51,660

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3, 6.121s, 2014	200,000	134,207
Ser. 07-2, Class A2, 5.634s, 2049	15,000	11,459
Ser. 05-6, Class A2, 5.165s, 2047	23,000	21,390

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.953s, 2036	120,898	59,240

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
2.455s, 2022	7,000	5,501

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (9.8%)* cont.	amount	Value

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	$89,327	$40,197
FRB Ser. 06-6, Class 2A1, 5.891s, 2036	44,891	19,915
FRB Ser. 05-7, Class 23A1, 5.649s, 2035	83,055	40,699

Chase Commercial Mortgage
Securities Corp. 144A Ser. 98-1,
Class H, 6.34s, 2030	6,000	4,475

Citigroup Commercial
Mortgage Trust
Ser. 08-C7, Class A3, 6.096s, 2014	95,000	57,256
Ser. 08-C7, Class A2A, 6.034s, 2049	55,000	41,936

Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 06-AR7,
Class 2A2A, 5.645s, 2036	118,858	47,543

Commercial Mortgage Pass-Through
Certificates Ser. 06-C7,
Class A4, 5.768s, 2046	54,000	36,107

Countrywide
Alternative Loan
Trust
IFB Ser. 04-2CB, Class 1A5,
Interest Only (IO), 7.126s, 2034	71,713	3,667
Ser. 06-45T1, Class 2A2, 6s, 2037	114,803	58,873
Ser. 06-J8, Class A4, 6s, 2037	94,735	48,582
Ser. 07-HY5R, Class 2A1A, 5.544s,
2047	66,746	49,249

Countrywide Home Loans FRB
Ser. 05-HYB7, Class 6A1, 5.679s,
2035	138,905	59,729

Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.81s, 2039	10,000	6,986

CS First Boston Mortgage
Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035	7,000	7,133

Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042	285	313
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,157	1,270
Ser. 02-T6, Class A3, 9 1/2s, 2041	477	523
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	919	979
Ser. 02-T19, Class A3, 7 1/2s, 2042	2,992	3,188
Ser. 01-T12, Class A2, 7 1/2s, 2041	670	714
Ser. 01-T3, Class A1, 7 1/2s, 2040	122	130
Ser. 01-T1, Class A1, 7 1/2s, 2040	124	133
Ser. 99-T2, Class A1, 7 1/2s, 2039	175	184
Ser. 02-33 Class A2, 7 1/2s, 2032	2,167	2,277
Ser. 01-T4, Class A1, 7 1/2s, 2028	244	260
IFB Ser. 04-51, Class XP, IO,
7.226s, 2034	96,017	8,038
IFB Ser. 04-17, Class ST, IO,
7.126s, 2034	142,139	16,878
IFB Ser. 08-7, Class SA, IO,
7.076s, 2038	210,168	27,127
Ser. 02-26, Class A1, 7s, 2048	1,317	1,400
Ser. 04-T3, Class 1A3, 7s, 2044	2,495	2,634
Ser. 03-W3, Class 1A2, 7s, 2042	1,163	1,219
Ser. 02-T16, Class A2, 7s, 2042	1,312	1,395
Ser. 02-14, Class A1, 7s, 2042	1,913	2,033
Ser. 01-T10, Class A1, 7s, 2041	1,200	1,276
Ser. 04-W1, Class 2A2, 7s, 2033	5,372	5,518
IFB Ser. 06-58, Class SQ, IO,
6.726s, 2036	143,052	13,175
IFB Ser. 08-36, Class YI, IO,
6.726s, 2036	106,917	10,553

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (9.8%)* cont.	amount	Value

Fannie Mae
IFB Ser. 03-130, Class BS, IO,
6.576s, 2033	$144,090	$13,403
IFB Ser. 03-34, Class WS, IO,
6.526s, 2029	136,895	11,298
IFB Ser. 08-41, Class S, IO,
6.326s, 2036	131,852	10,605
IFB Ser. 07-39, Class LI, IO,
6.296s, 2037	83,547	7,575
IFB Ser. 06-123, Class UI, IO,
6.266s, 2037	75,800	7,188
IFB Ser. 07-15, Class BI, IO,
6.226s, 2037	117,289	10,080
IFB Ser. 05-29, Class SX, IO,
6.226s, 2035	60,724	4,779
IFB Ser. 04-92, Class S, IO,
6.226s, 2034	183,911	14,707
IFB Ser. 06-104, Class EI, IO,
6.216s, 2036	74,646	6,611
IFB Ser. 06-116, Class LS, IO,
6.176s, 2036	208,807	17,546
IFB Ser. 04-92, Class SQ, IO,
6.176s, 2034	76,640	6,798
IFB Ser. 06-115, Class EI, IO,
6.166s, 2036	73,830	6,665
IFB Ser. 06-111, Class SA, IO,
6.146s, 2036	609,904	56,291
Ser. 389, Class 6, IO, 6s, 2038	124,915	13,272
IFB Ser. 07-106, Class SM, IO,
5.986s, 2037	143,672	11,842
IFB Ser. 06-79, Class SH, IO,
5.976s, 2036	173,384	15,422
IFB Ser. 08-13, Class SA, IO,
5.746s, 2038	315,930	24,984
IFB Ser. 08-66, Class SG, IO,
5.596s, 2038	904,935	74,464
Ser. 379, Class 2, IO, 5 1/2s, 2037	138,945	16,608
Ser. 377, Class 2, IO, 5s, 2036	286,285	41,692

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	271	297
IFB Ser. T-56, Class 2ASI, IO,
7.626s, 2043	9,578	934
Ser. T-51, Class 2A, 7 1/2s, 2042	11,572	12,223
Ser. T-42, Class A5, 7 1/2s, 2042	545	576
Ser. T-60, Class 1A2, 7s, 2044	5,933	6,218
Ser. T-41, Class 2A, 6.98s, 2032	320	331

Freddie Mac
IFB Ser. 3012, Class FS, 15.738s, 2035	69,567	72,792
IFB Ser. 3345, Class SI, IO,
6.865s, 2036	167,831	17,463
IFB Ser. 3370, Class TS, IO,
6.215s, 2037	183,533	15,830
IFB Ser. 3033, Class SG, IO,
6.195s, 2035	72,357	5,963
IFB Ser. 3424, Class XI, IO,
6.115s, 2036	121,779	9,837
IFB Ser. 3349, Class AS, IO,
6.045s, 2037	522,852	43,031
IFB Ser. 3311, Class PI, IO,
5.955s, 2037	86,837	7,772
IFB Ser. 3375, Class MS, IO,
5.945s, 2037	246,971	19,728
IFB Ser. 3226, Class YS, IO,
5.395s, 2036	178,077	2,040
Ser. 3226, Class YI, IO, zero %, 2036	178,077	767

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (9.8%)* cont.	amount	Value

Government National
Mortgage Association
IFB Ser. 06-61, Class SM, IO,
6.91s, 2036	$89,689	$6,615
IFB Ser. 06-62, Class SA, IO,
6.87s, 2036	64,952	4,888
IFB Ser. 06-64, Class SB, IO,
6.87s, 2036	65,715	4,802
IFB Ser. 04-26, Class IS, IO,
6.745s, 2034	57,597	4,248
IFB Ser. 07-47, Class SA, IO,
6.645s, 2036	151,512	16,041
IFB Ser. 07-35, Class NY, IO,
6.445s, 2035	100,078	8,201
IFB Ser. 07-14, Class SB, IO,
6.33s, 2037	243,922	13,428
IFB Ser. 05-84, Class AS, IO,
6.33s, 2035	136,762	11,854
IFB Ser. 07-40, Class SB, IO,
6.28s, 2037	130,917	7,354
IFB Ser. 07-53, Class SY, IO,
6.265s, 2037	127,351	8,715
IFB Ser. 04-88, Class S, IO,
6.23s, 2032	55,158	3,320
IFB Ser. 07-74, Class SI, IO,
6.115s, 2037	79,963	4,918
IFB Ser. 07-51, Class SG, IO,
6.11s, 2037	134,154	7,626
IFB Ser. 07-78, Class SA, IO,
6.075s, 2037	282,383	17,214
IFB Ser. 08-4, Class SA, IO,
6.046s, 2038	342,107	17,209
IFB Ser. 08-2, Class SM, IO,
6.045s, 2038	199,978	11,963
IFB Ser. 07-59, Class SA, IO,
6.03s, 2037	161,833	9,066
IFB Ser. 06-26, Class S, IO,
6.03s, 2036	436,338	29,976
IFB Ser. 08-9, Class SK, IO,
6.01s, 2038	192,894	13,481
IFB Ser. 07-36, Class SA, IO, 6s, 2037	570,399	35,594
IFB Ser. 07-36, Class SG, IO, 6s, 2037	903,002	62,556
IFB Ser. 05-71, Class SA, IO,
5.905s, 2035	179,051	15,042
IFB Ser. 06-16, Class SX, IO,
5.82s, 2036	152,705	10,074
IFB Ser. 07-25, Class KS, IO,
5.745s, 2037	87,719	6,671
IFB Ser. 05-28, Class SA, IO,
5.73s, 2035	308,778	18,973
IFB Ser. 05-17, Class S, IO,
5.71s, 2035	79,314	5,638
IFB Ser. 08-60, Class SH, IO,
5.695s, 2038	272,159	15,746
IFB Ser. 07-62, Class S, IO,
5.695s, 2037	91,251	5,674
IFB Ser. 05-3, Class SN, IO,
5.63s, 2035	223,204	14,152
IFB Ser. 04-88, Class SN, IO,
5.63s, 2034	532,686	35,292
IFB Ser. 04-86, Class SP, IO,
5.63s, 2034	621,067	38,866
IFB Ser. 04-41, Class SG, IO,
5.53s, 2034	201,992	10,206
FRB Ser. 07-71, Class TA, zero %, 2037	4,842	4,775
FRB Ser. 07-33, Class TB, zero %, 2037	46,394	45,401

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (9.8%)* cont.	amount	Value

Government National
Mortgage Association
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 3.271s, 2045	$13,280	$359

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	38,000	33,608
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	7,916

GS Mortgage Securities Corp. II
144A Ser. 03-C1, Class X1, IO,
0.232s, 2040	143,824	2,572

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.116s, 2037	149,090	74,545

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.199s, 2036	36,613	15,533
FRB Ser. 07-AR15, Class 1A1,
6.099s, 2037	118,914	57,079
FRB Ser. 07-AR9, Class 2A1,
5.921s, 2037	121,517	60,759
FRB Ser. 05-AR31, Class 3A1,
5.582s, 2036	145,283	77,000
FRB Ser. 05-AR5, Class 4A1,
5.485s, 2035	98,070	45,004

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1,
6.065s, 2036	51,914	25,266
FRB Ser. 06-A1, Class 5A1,
5.94s, 2036	83,264	43,297
FRB Ser. 06-A6, Class 1A1,
0.634s, 2036	62,013	25,586

LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	2,000	1,533

LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class A4, 5.858s, 2040	308,000	181,704
Ser. 07-C6, Class A2, 5.845s, 2012	192,000	149,501
Ser. 04-C7, Class A6, 4.786s, 2029	10,000	7,971

LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.165s, 2040	389,969	2,664
Ser. 06-C1, Class XCL, IO, 0.104s, 2041	341,711	2,200

Lehman Mortgage Trust IFB
Ser. 06-6, Class 1A3, IO, 6.026s, 2036	43,541	3,292

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	74,311	39,896

Morgan Stanley Capital I FRB
Ser. 08-T29, Class A3, 6.28s, 2043	12,000	8,351

Residential Asset Securitization
Trust Ser. 07-A5, Class 2A3, 6s, 2037	103,316	60,957

Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 06-9, Class 1A1, 5.692s, 2036	39,130	17,792

Structured Asset
Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
5.753s, 2037	76,373	5,537
Ser. 07-4, Class 1A4, IO, 1s, 2037	76,373	1,553

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	451,000	303,437
Ser. 04-C15, Class A4, 4.803s, 2041	10,000	7,548
Total collateralized mortgage obligations
(cost $4,239,558)		$3,282,692

CONVERTIBLE BONDS	Principal
AND NOTES (6.9%)*	amount	Value

Capital goods (0.4%)
General Cable Corp. cv. company
guaranty 0 7/8s, 2013	$60,000	$39,150

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012	15,000	10,144

WESCO International, Inc. cv. sr. unsec.
company guaranty debs. 1 3/4s, 2026	124,000	89,590

		138,884
Communication services (0.7%)
Level 3 Communications, Inc. cv. sr. notes
3 1/2s, 2012	130,000	52,488

NII Holdings, Inc. cv. unsec.
notes 3 1/8s, 2012	130,000	86,450

Qwest Communications
International, Inc. cv. sr. unsec.
notes 3 1/2s, 2025	80,000	71,500

		210,438
Consumer cyclicals (0.7%)
Ford Motor Co. cv. sr. notes 4 1/4s, 2036	115,000	25,731

Lamar Advertising Co. cv. sr. unsec.
unsub. notes Ser. B, 2 7/8s, 2010	54,000	39,825

Sinclair Broadcast
Group, Inc. cv. bonds 6s, 2012	115,000	41,400

United Auto Group, Inc. cv. company
guaranty sub. notes 3 1/2s, 2026	90,000	58,500

Regal Entertainment Group
144A cv. sr. unsec. notes 6 1/4s, 2011	22,000	19,965

Virgin Media, Inc.
144A cv. sr. unsec. notes 6 1/2s, 2016	105,000	54,863

		240,284
Consumer staples (0.4%)
Chiquita Brands International cv. sr. unsec.
notes 4 1/4s, 2016	95,000	46,813

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	130,000	90,025

Rite Aid Corp. cv. sr. unsec.
unsub. notes 8 1/2s, 2015	30,000	7,500

		144,338
Energy (0.6%)
Carrizo Oil & Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	55,000	29,013

Peabody Energy Corp. cv. jr.
unsec. sub. debs. 4 3/4s, 2041	30,000	20,325

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	65,000	42,393

St. Mary Land & Exploration Co.
cv. sr. notes 3 1/2s, 2027	65,000	47,369

Transocean, Inc. cv. sr. unsec.
notes Ser. C, 1 1/2s, 2037 (Switzerland)	85,000	68,106

		207,206
Financials (0.6%)
Charming Shoppes cv. sr. unsec.
notes 1 1/8s, 2014	155,000	38,169

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 R	115,000	6,325

KKR Financial Holdings, LLC
cv. sr. notes 7s, 2012	53,000	20,140

MGIC Investment Corp. 144A cv. jr.
unsec. sub. debs. 9s, 2063	58,000	17,255

Prudential Financial, Inc. cv. sr. unsec.
notes FRN 0.366s, 2037	65,000	62,563

Sunstone Hotel Partnership, LLC
144A cv. company guaranty 4.6s, 2027 R	120,000	56,880

		201,332

CONVERTIBLE BONDS	Principal
AND NOTES (6.9%)* cont.	amount	Value

Health care (1.2%)
AMERIGROUP Corp. cv. sr. unsec.
notes 2s, 2012	$25,000	$20,969

Amylin Pharmaceuticals, Inc. cv. sr. unsec.
notes 3s, 2014	25,000	13,594

CV Therapeutics, Inc. cv. sub. notes
3 1/4s, 2013	30,000	25,950

EPIX Medical, Inc. cv. sr. notes 3s, 2024 F	120,000	36,000

Hologic, Inc. cv. sr. unsec.
notes stepped-coupon 2s (zero %,
12/15/13) 2037 ††	120,000	78,540

Invitrogen Corp. cv. sr. unsec.
unsub. notes Ser. *, 1 1/2s, 2024	21,000	18,218

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	30,000	20,925

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	70,000	53,725

Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	25,000	19,625

Omnicare, Inc. cv. debs. Ser. OCR,
3 1/4s, 2035	125,000	84,063

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	55,000	23,238

		394,847
Technology (2.3%)
ADC Telecommunications, Inc. cv. unsec.
sub notes FRN 2.698s, 2013	59,000	32,745

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	135,000	54,169

ARRIS Group, Inc. cv. sr. unsec.
notes 2s, 2026	110,000	74,811

Borland Software Corp. cv. sr. unsec.
notes 2 3/4s, 2012	15,000	8,944

Borland Software Corp.
144A cv. sr. notes 2 3/4s, 2012	69,000	41,141

Cray, Inc. cv. sr. sub. notes 3s, 2024	70,000	65,188

Jazz Technologies, Inc. cv. company
guaranty 8s, 2011	50,000	11,250

Kulicke & Soffa Industries, Inc. cv. bonds
0 7/8s, 2012	135,000	61,256

L-1 Identity Solutions, Inc. cv. sr. unsec.
notes 3 3/4s, 2027	115,000	73,888

Macrovision Corp. cv. sr. notes
2 5/8s, 2011	40,000	35,350

Mentor Graphics Corp. cv. sub. unsec.
notes FRN 2.886s, 2023	90,000	76,950

ON Semiconductor Corp. cv. company
guaranty sub. notes 2 5/8s, 2026	105,000	66,281

Safeguard Scientifics, Inc. cv. sr. notes
2 5/8s, 2024	160,000	114,200

SanDisk Corp. cv. sr. unsec.
unsub. notes 1s, 2013	110,000	58,713

		774,886

Total convertible bonds and notes (cost $3,128,183)		$2,312,215

CONVERTIBLE PREFERRED
STOCKS (3.2%)*	Shares	Value
AES Trust III $3.375 cv. pfd. 2,075 $66,270

Alleghany Corp. 5.75% cv. pfd.	235	56,352

Avery Dennison Corp.
$3.938 cv. pfd.	1,280	33,024

Bank of America Corp. Ser. L,
7.25% cv. pfd.	44	15,620

Bunge, Ltd. 5.125% cum. cv. pfd.	130	61,536

Chesapeake Energy Corp. $4.50
cum. cv. pfd.	695	40,397

Cincinnati Bell, Inc. Ser. B,
$3.378 cum. cv. pfd.	2,310	54,285

Crown Castle International Corp.
$3.125 cum. cv. pfd.	2,600	112,775

Edge Petroleum Ser. A, $2.875
cum. cv. pfd. (acquired various
dates from 6/15/07 to 10/11/07,
cost $68,557) ‡	1,630	1,386

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd. (acquired
10/9/07, cost $66,993) ‡	1,716	3,260

Fannie Mae Ser. 04-1,
5.375% cv. pfd.	1	2,000

FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. R	6,630	28,592

Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	1,052	56,677

Legg Mason, Inc. $5.60 cv. pfd.	1,075	17,211

Lehman Brothers Holdings, Inc.
Ser. P, 7.25% cv. pfd. (In default) †	70	46

McMoRan Exploration Co. $6.75
cum. cv. pfd.	415	18,770

Mylan, Inc. 6.50% cv. pfd.	75	60,738

Nationwide Health Properties, Inc.
Ser. B, $7.75 cv. pfd.	1,030	95,790

Newell Financial Trust I $2.625
cum. cv. pfd.	2,150	40,581

Retail Ventures, Inc.
$3.312 cv. pfd.	2,050	27,419

Schering-Plough Corp. 6.00%
cum. cv. pfd.	530	89,769

Six Flags, Inc. $1.813
cum. cv. pfd.	3,360	3,045

Smurfit-Stone Container Corp.
Ser. A, $1.75
cum. cv. pfd. (In default) †	4,230	1,481

Stanley Works (The) 6.975%
units cv. pfd. ARP	119,000	56,079

Universal Corp. 6.75% cv. pfd.	66	44,303

Vale Capital, Ltd. Ser. RIO,
$2.75 cv. pfd. (Cayman Islands)	1,845	52,121

Vale Capital, Ltd. Ser. RIO P,
$2.75 cv. pfd. (Cayman Islands)	495	14,200

Wells Fargo & Co. Ser. L,
7.50% cv. pfd.	55	25,300

Total convertible preferred stocks (cost $2,384,441)		$1,079,027

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (2.4%)*		amount	Value

Austria (Republic of)
notes Ser. EMTN, 3 3/8s, 2012	CHF	140,000	$125,151

Brazil (Federal Republic of)
notes zero %, 2012	BRL	173	70,894

Denmark (Kingdom of) bonds
6s, 2009	DKK	149,000	25,940

France (Government of)
bonds 5 1/2s, 2029	EUR	63,000	92,597

France (Government of) bonds
4s, 2013	EUR	32,974	44,272

Japan (Government of) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	2,457,600	20,839

Japan (Government of) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	23,899,500	203,661

Netherlands (Government of)
bonds 5s, 2012	EUR	70,000	96,384

Norwegian (Government of)
bonds 5 1/2s, 2009	NOK	300,000	43,050

Spain (Government of) bonds
6.15s, 2013	EUR	26,000	36,711

Sweden (Government of)
debs. Ser. 1041, 6 3/4s, 2014	SEK	125,000	17,058

United Kingdom treasury
bonds 4 1/4s, 2036	GBP	31,000	43,387

Total foreign government bonds and notes (cost $836,365)			$819,944

INVESTMENT COMPANIES (1.0%)*	Shares	Value

iShares Dow Jones U.S. Real Estate
Index Fund	434	$10,919

iShares MSCI EAFE Index Fund	2,433	84,376

iShares Russell 2000 Growth Index Fund	427	18,079

iShares Russell 2000 Value Index Fund	612	22,338

S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	1,979	146,307

S&P Midcap 400 Index Depository
Receipts (MidCap SPDR Trust Series 1)	243	19,970

SPDR KBW Bank Exchange Traded Fund (ETF)	2,756	33,568

Total investment companies (cost $376,542)		$335,557

ASSET-BACKED	Principal
SECURITIES (1.0%)*	amount	Value

Ace Securities Corp. 144A
Ser. 03-MH1, Class M2, 6 1/2s, 2030	$23,229	$15,004

Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	1,000	825

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	52,499	23,243
Ser. 99-B, Class A-5, 7.44s, 2020	144,457	53,449

ASSET-BACKED	Principal
SECURITIES (1.0%)* cont.	amount	Value

Green Tree Financial Corp.
Ser. 96-6, Class M1, 7.95s, 2027	$28,000	$15,413
Ser. 96-3, Class A5, 7.35s, 2027	2,055	1,856
Ser. 97-3, Class A6, 7.32s, 2028	3,900	3,078
Ser. 97-6, Class M1, 7.21s, 2029	21,000	10,151
Ser. 97-3, Class A5, 7.14s, 2028	8,654	6,790
Ser. 93-4, Class A5, 7.05s, 2019	11,410	9,903
Ser. 98-4, Class A7, 6.87s, 2030	1,637	1,007
Ser. 98-2, Class A6, 6.81s, 2027	2,184	1,678
Ser. 99-3, Class A7, 6.74s, 2031	10,360	8,615
FRN 6.53s, 2030	5,729	3,477
Ser. 98-6, Class A7, 6.45s, 2030	19,560	18,286
Ser. 98-2, Class A5, 6.24s, 2016	1,577	1,190
Ser. 98-4, Class A5, 6.18s, 2030	13,362	8,484
Ser. 99-1, Class A5, 6.11s, 2023	17,669	17,058

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	69,604	44,828

ASSET-BACKED	Principal
SECURITIES (1.0%)* cont.	amount	Value

Lehman ABS Manufactured
Housing Contract
Ser. 01-B, Class A5, 5.873s, 2022	$9,916	$7,232
Ser. 01-B, Class A4, 5.27s, 2018	24,789	17,684

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	191	172
Ser. 04-B, Class C, 3.93s, 2012	249	211

Oakwood Mortgage Investors, Inc.
Ser. 01-D, Class A3, 5.9s, 2022	57,251	31,609

Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 2.974s, 2035	721	4

Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
2.974s, 2036	2,185	15

UCFC Mfg. Hsg. Contract Ser. 97-4,
Class A4, 6.995s, 2029	26,595	20,309

Total asset-backed securities (cost $460,102)		$321,571

PURCHASED OPTIONS OUTSTANDING (0.5%)*	Expiration date/		Contract	Value
	strike price		amount

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.5175% versus the six month EUR-EURIBOR-Telerate maturing
February 28, 2024.	Feb-14/4.518	EUR	200,000	$12,746

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355		$453,000	71,529

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355		453,000	2,958

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355		453,000	71,529

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of 5.355% versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355		453,000	2,949

Total purchased options outstandings (cost $78,520)				$161,711

UNITS (0.4%)*			Units	Value

ELF (Enhanced Liquid Facility) Special Financing, Ltd. 144A cv. units FRN Ser. B, 2.346s, 2009 (Cayman Islands)			10,000	$94,000

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2009 F			120,000	54,000

Total units (cost $211,636)				$148,000

MUNICIPAL BONDS AND NOTES (0.1%)*			Principal amount	Value

Chicago, Transit Auth. Transfer Tax Receipts Rev. Bonds, Ser. B, 6.899s, 12/1/40			$30,000	$30,493

Total municipal bonds and notes (cost $30,000)				$30,493

PREFERRED STOCKS (—)*			Shares	Value

GMAC Preferred Blocker, Inc. 144A 7.00% cum. pfd.			15	$2,561

Total preferred stocks (cost $5,097)				$2,561

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Vertis Holdings, Inc. F	10/18/15	0.01	22	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (4.2%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	458,242	$458,242

U.S. Treasury Bill for an effective yield of 0.70%, December 17, 2009 #	$340,000	338,084

U.S. Treasury Bill for an effective yield of 0.62%, November 19, 2009 #	304,000	302,612

U.S. Treasury Cash Management Bills for an effective yield of 0.88%, May 15, 2009 #	325,000	324,405

Total short-term investments (cost $1,423,343)		$1,423,343

TOTAL INVESTMENTS

Total investments (cost $57,860,889)		$44,567,152

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

  * Percentages indicated are based on net assets of $33,639,137.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2009 was $4,646 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

 # A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts and collateral on certain swap contracts at February 28, 2009.

 F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On February 28, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

 R Real Estate Investment Trust.

At February 28, 2009, liquid assets totaling $27,523,428 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Adjustable Rate Preferred Stock (ARP), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2009.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at February 28, 2009.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $5,978,718)	Value	face value	date	(depreciation)

Australian Dollar	$17,210	$16,977	3/18/09	$233

British Pound	102,939	104,105	3/18/09	(1,166)

Canadian Dollar	19,143	19,526	3/18/09	(383)

Danish Krone	10,255	10,459	3/18/09	(204)

Euro	5,393,787	5,502,552	3/18/09	(108,765)

Japanese Yen	119,052	128,558	3/18/09	(9,506)

Mexican Peso	47,468	50,238	3/18/09	(2,770)

New Zealand Dollar	2,664	2,743	3/18/09	(79)

Norwegian Krone	3,649	3,752	3/18/09	(103)

Polish Zloty	53,953	54,762	3/18/09	(809)

Singapore Dollar	4,657	4,801	3/18/09	(144)

South African Rand	1,443	1,442	3/18/09	1

Swiss Franc	77,155	78,803	3/18/09	(1,648)

Total				$(125,343)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $8,318,880)	Value	face value	date	(depreciation)

Australian Dollar	$1,068,579	$1,050,499	3/18/09	$(18,080)

Brazilian Real	75,758	77,015	3/18/09	1,257

British Pound	298,653	301,720	3/18/09	3,067

Danish Krone	26,609	27,137	3/18/09	528

Euro	5,716,483	5,829,701	3/18/09	113,218

Hong Kong Dollar	2,089	2,090	3/18/09	1

Hungarian Forint	78	80	3/18/09	2

Japanese Yen	266,372	289,708	3/18/09	23,336

Mexican Peso	46,816	49,528	3/18/09	2,712

New Zealand Dollar	278,530	286,632	3/18/09	8,102

Norwegian Krone	72,534	74,606	3/18/09	2,072

Polish Zloty	53,953	54,732	3/18/09	779

Singapore Dollar	24,773	25,542	3/18/09	769

Swedish Krona	18,376	20,064	3/18/09	1,688

Swiss Franc	225,040	229,826	3/18/09	4,786

Total				$144,237

FUTURES CONTRACTS OUTSTANDING at 2/28/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Short)	12	$5,532,958	Mar-09	$2,569

Canadian Government Bond 10 yr (Long)	3	292,721	Jun-09	(1,964)

Euro-Bund 10 yr (Long)	4	633,276	Mar-09	8,722

Euro-Dollar 90 day (Short)	3	739,688	Sep-09	(11,834)

Euro-Dollar 90 day (Short)	3	738,413	Dec-09	(12,721)

Euro-Euribor Interest Rate 90 day (Long)	15	4,642,927	Dec-10	6,441

Euro-Euribor Interest Rate 90 day (Long)	6	1,861,646	Sep-10	(830)

Euro-Euribor Interest Rate 90 day (Short)	15	4,677,683	Dec-09	(3,060)

Euro-Euribor Interest Rate 90 day (Short)	6	1,874,501	Sep-09	(1,034)

Euro-Schatz 2 yr (Long)	30	4,122,264	Mar-09	51,216

Japanese Government Bond 10 yr (Long)	2	2,852,177	Mar-09	5,488

Japanese Government Bond 10 yr Mini (Short)	7	998,835	Mar-09	(5,784)

S&P 500 Index E-Mini (Long)	27	991,238	Mar-09	(21,875)

S&P 500 Index E-Mini (Short)	70	2,569,875	Mar-09	330,610

Sterling 90 day (Long)	1	174,501	Sep-10	(620)

Sterling Interest Rate 90 day (Short)	1	175,771	Sep-09	669

U.K. Gilt 10 yr (Long)	4	682,740	Jun-09	(9,145)

U.S. Treasury Bond 20 yr (Long)	68	8,387,375	Jun-09	(223,414)

U.S. Treasury Note 2 yr (Short)	77	16,678,922	Jun-09	19,023

FUTURES CONTRACTS OUTSTANDING at 2/28/09 cont.				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Long)	32	$3,730,750	Jun-09	$(17,838)

U.S. Treasury Note 5 yr (Short)	21	2,448,305	Jun-09	9,262

U.S. Treasury Note 10 yr (Short)	67	8,042,094	Jun-09	89,620

Total				$213,501

WRITTEN OPTIONS OUTSTANDING at 2/28/09 (premiums received $40,663)		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate
of 2.2525% versus the six month EUR-EURIBOR-Telerate maturing February 28, 2039.	EUR	350,000	Feb-29/2.253	$21,170

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.		$159,000	May-12/5.51	22,565

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.		159,000	May-12/5.51	4,431

S&P 500 (Call)		2	Mar-09/$675.00	5,800

Total				$53,966

TBA SALE COMMITMENTS OUTSTANDING at 2/28/09 (proceeds receivable $4,061,563)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, March 1, 2039	$1,000,000	3/12/09	$1,002,500

FNMA, 5s, March 1, 2039	3,000,000	3/12/09	3,051,563

Total			$4,054,063

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/09

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.		$555,000	$—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	$56,875

		4,069,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	146,911

		1,046,000	—	9/18/38	4.36125%	3 month USD-LIBOR-	(188,552)
						BBA

		19,537,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	574,604

		1,106,000	3,452	10/1/18	3 month USD-LIBOR-BBA	4.30%	110,961

		545,000	(2,297)	10/8/38	3 month USD-LIBOR-BBA	4.30%	89,406

		244,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(52,893)
						BBA

Barclays Bank PLC		302,000	—	12/15/23	3 month USD-LIBOR-BBA	2.94282%	(20,132)

Citibank, N.A.	JPY	5,300,000	—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(3,621)

	MXN	1,450,000 F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	3,753

	MXN	435,000 F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	1,161

	ZAR	352,500 F	—	9/2/13	9.97%	3 month ZAR-JIBAR-	(1,920)
						SAFEX

	AUD	100,000 E	—	9/11/18	6.1%	6 month AUD-BBR-	(1,425)
						BBSW

		$2,998,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	156,096

		1,011,000	—	9/18/38	4.45155%	3 month USD-LIBOR-	(199,530)
						BBA

		9,508,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	292,072

		1,363,000	—	2/24/16	2.77%	3 month USD-LIBOR-	23,450
						BBA

Citibank, N.A., London	JPY	16,000,000	—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	8,651

Credit Suisse International	JPY	115,000,000	—	10/10/12	1.45375%	6 month JPY-LIBOR-BBA	(28,730)

		$3,907,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	119,871

		615,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	24,214

		3,006,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	87,818

		569,000	541	10/31/18	4.35%	3 month USD-LIBOR-	(56,372)
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International	EUR	175,000 E	$—	11/6/18	6 month EUR-EURIBOR-Reuters	4.9425%	$6,450
cont.

		$730,000	(7,803)	12/10/38	2.69%	3 month USD-LIBOR-	97,313
						BBA

		150,000	1,603	12/10/38	3 month USD-LIBOR-BBA	2.69%	(19,996)

		1,100,000	7,243	12/10/28	3 month USD-LIBOR-BBA	2.81%	(101,914)

	EUR	338,000	—	12/11/38	6 month EUR-EURIBOR-REUTERS	3.405%	(10,039)

		$1,055,000	—	6/30/38	2.71%	3 month USD-LIBOR-	145,426
						BBA

	GBP	100,000	—	10/9/09	6 month GBP-LIBOR-BBA	5.78%	2,253

	CHF	260,000	—	11/17/11	2.5125%	6 month CHF-LIBOR-	(7,212)
						BBA

Deutsche Bank AG		$369,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(93,844)
						BBA

		595,000	—	10/17/18	4.585%	3 month USD-LIBOR-	(72,350)
						BBA

		6,079,000	—	10/24/10	3 month USD-LIBOR-BBA	2.604%	154,476

		1,944,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	44,749

		2,273,000	—	12/11/18	3 month USD-LIBOR-BBA	2.94%	(72,543)

		5,234,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	(7,989)

		473,000	—	12/24/13	2.165%	3 month USD-LIBOR-	9,564
						BBA

		1,365,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	28,642
						BBA

		551,000	—	1/8/19	3 month USD-LIBOR-BBA	2.735%	(27,419)

		113,000	—	1/13/19	3 month USD-LIBOR-BBA	2.52438%	(7,684)

		873,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(39,738)

		279,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	(957)

		8,150,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	25,417
						BBA

		2,591,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(9,585)

		831,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	7,951
						BBA

Goldman Sachs		1,016,000	—	4/3/18	3 month USD-LIBOR-BBA	4.19%	89,051
International

		144,000	—	4/23/18	4.43%	3 month USD-LIBOR-	(15,407)
						BBA

		172,000	—	5/19/18	4.525%	3 month USD-LIBOR-	(19,327)
						BBA

		3,112,000	—	5/30/28	5.014%	3 month USD-LIBOR-	(699,089)
						BBA

	JPY	4,800,000	—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(3,355)

		$45,000	49	10/24/13	3 month USD-LIBOR-BBA	3.50%	2,365

		1,503,000	708	10/24/10	3 month USD-LIBOR-BBA	2.60%	38,775

		1,254,000	(7,762)	11/18/18	3 month USD-LIBOR-BBA	4.10%	87,968

		1,023,000	(3,728)	11/18/13	3 month USD-LIBOR-BBA	3.45%	44,436

		2,941,000	(809)	11/18/10	3 month USD-LIBOR-BBA	2.35%	56,520

	EUR	190,000	—	12/5/18	3.488%	6 month EUR-EURIBOR-	405
						Reuters

		$460,000	—	1/23/19	2.61125%	3 month USD-LIBOR-	27,954
						BBA

	GBP	180,000 E	—	1/28/24	6 month GBP-LIBOR-BBA	4.9725%	(1,647)

	EUR	960,000	—	2/3/11	6 month EUR-EURIBOR-REUTERS	2.23%	3,966

	GBP	330,000 E	—	2/10/19	6 month GBP-LIBOR-BBA	4.69%	(43)

	AUD	800,000 E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(691)

	GBP	330,000 E	—	2/19/19	4.515%	6 month GBP-LIBOR-	3,232
						BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/09 cont.

			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.		$298,000	$—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	$16,987

		1,017,000	—	5/7/13	3.9325%	3 month USD-LIBOR-	(71,783)
						BBA

		1,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-	(85,822)
						BBA

	MXN	1,450,000	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	4,030

		$1,617,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	49,624

	AUD	740,000 E	—	8/6/18	6 month AUD-BBR-BBSW	6.865%	24,022

	ZAR	455,000	—	8/27/13	9.86%	3 month ZAR-JIBAR-	(2,237)
						SAFEX

	ZAR	227,500	—	9/8/13	9.95%	3 month ZAR-JIBAR-	(1,224)
						SAFEX

	ZAR	455,000	—	9/9/13	9.94%	3 month ZAR-JIBAR-	(2,437)
						SAFEX

	JPY	71,790,000	—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	11,531

	JPY	150,000	—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	(166)

		$710,000	—	9/23/38	4.70763%	3 month USD-LIBOR-	(174,868)
						BBA

	EUR	300,000	—	10/17/13	6 month EUR-EURIBOR-REUTERS	4.51%	26,541

		$505,000	—	10/23/13	3 month USD-LIBOR-BBA	3.535%	26,882

	EUR	240,000	—	10/31/13	6 month EUR-EURIBOR-REUTERS	3.967%	13,837

		$1,462,000	4,409	11/4/18	4.45%	3 month USD-LIBOR-	(153,534)
						BBA

		246,000	1,168	11/4/13	3.85%	3 month USD-LIBOR-	(15,349)
						BBA

		302,000	—	12/19/18	5%	3 month USD-LIBOR-	(44,685)
						BBA

	PLN	490,000	—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	(1,953)

	JPY	30,000,000	—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(13,327)

		$484,000	—	1/26/14	2.13%	3 month USD-LIBOR-	11,299
						BBA

		140,000	—	1/26/39	3 month USD-LIBOR-BBA	3.05%	(10,668)

		640,000	—	1/27/24	3.1%	3 month USD-LIBOR-	30,991
						BBA

	AUD	640,000 E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(1,227)

		$320,000	—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(8,718)

	AUD	300,000 F	—	2/24/19	4.825%	6 month AUD-BBR-	980
						BBSW

		$2,516,000	—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	—

Merrill Lynch Capital		421,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(40,659)
Services, Inc.						BBA

	JPY	4,800,000	—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(3,510)

Merrill Lynch Derivative	JPY	2,400,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(1,959)
Products AG

UBS AG		$2,192,000	55,685	11/10/18	4.45%	3 month USD-LIBOR-	(179,758)
						BBA

Total							$211,592

E See Note 1 to the financial statements regarding extended effective dates. See Total return swap contracts note and/or Interest rate swap contracts note(s) regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/09

			Termi-			Unrealized
Swap		Notional	nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty		amount	date	by fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
	EUR	560,000 F	3/26/09	(2.27%)	Eurostat Eurozone HICP excluding tobacco	$(5,204)
	EUR	310,000	4/30/13	2.375%	French Consumer Price Index excluding	15,601
					tobacco
	EUR	310,000	4/30/13	(2.41%)	Eurostat Eurozone HICP excluding tobacco	(21,501)
	EUR	310,000	5/6/13	2.34%	French Consumer Price Index excluding	15,062
					tobacco
	EUR	310,000	5/6/13	(2.385%)	Eurostat Eurozone HICP excluding tobacco	(21,226)

Total						$(17,268)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Clear Channel Communications, 5 3/4%,	Caa1	$—	$10,000	9/20/09	635 bp	$(4,914)
1/15/13

Computer Science Corp., 5%, 2/15/13	—	—	50,000	3/20/18	(71 bp)	369

DJ LCDX NA Series 9 Index	BB–	27,730	940,000	12/20/12	225 bp	(229,771)

Embarq Corp., 7.082%, 6/1/16	—	—	40,000	6/20/16	(265 bp)	(4,225)

Limited Brands, Inc., 6 1/8%, 12/1/12	—	—	40,000	12/20/12	(252 bp)	5,333

Marriott International, 4 5/8%, 6/15/12	—	—	20,000	6/20/12	(139 bp)	2,321

Mattel, Inc., 7 1/4%, 7/9/12	—	—	155,000	3/20/13	(157.2 bp)	269

Motorola, Inc., 6.5%, 9/1/25	—	—	110,000	11/20/11	(240 bp)	7,841

Ryder System Inc., 6.95%, 12/1/25	—	—	155,000	3/20/13	(135 bp)	11,776

Sealed Air Corp., 5 5/8%, 7/15/13	—	—	100,000	9/20/13	(169 bp)	6,855

Spectra Energy Capital, 6 1/4%, 2/15/13	—	—	155,000	9/20/14	(115 bp)	(1,132)

Tyson Foods, Inc., 6.6%, 4/1/16	—	—	60,000	12/20/11	(370 bp)	280

Tyson Foods, Inc., 6.6%, 4/1/16	—	—	60,000	10/20/11	(370 bp)	407

Citibank, N.A.
DJ ABX HE AAA Index	AA+	22,401	117,382	5/25/46	11 bp	(23,142)

DJ ABX HE PEN AAA Series 6 Version 1	AA+	2,473	12,608	5/25/46	11 bp	(2,419)
Index

DJ ABX HE PEN AAA Series 6 Version 2	AA+	18,849	111,296	5/25/46	11 bp	(24,333)
Index

FirstEnergy Corp., 7 3/8%, 11/15/31	—	—	90,000	12/20/11	(85 bp)	507

International Lease Finance Corp., 4.15%,	—	—	110,000	6/20/13	(222.50 bp)	30,817
1/20/15

Masco Corp., 5 7/8%, 7/15/12	—	—	100,000	3/20/17	(213 bp)	15,279

Newell Rubbermaid, Inc., 6.35%, 7/15/28	—	—	85,000	6/20/13	(85 bp)	5,225

Credit Suisse International
Arrow Electronics, Inc., 6 7/8%, 6/1/18	—	—	60,000	10/1/10	(54.2 bp)	684

DJ ABX HE PEN AAA Series 6 Version 2	AA+	10,509	52,170	5/25/46	11 bp	(9,576)
Index

DJ CDX NA HY Series 10	B	2,037	19,400	6/20/13	500 bp	(2,656)

DJ CDX NA HY Series 10	B	5,153	48,500	6/20/13	500 bp	(6,579)

DJ CDX NA IG Series 11 Index	—	(7,381)	240,000	12/20/13	(150 bp)	(658)

DJ CDX NA IG Series 11 Index	—	(7,804)	330,000	12/20/13	(150 bp)	1,441

DJ CMB NA CMBX AAA Index	—	(4,005)	51,000	2/17/51	(35 bp)	15,356

DJ CMB NA CMBX AAA Index	—	(1,865)	25,000	2/17/51	(35 bp)	7,626

DJ CMB NA CMBX AJ Index	—	(17,362)	54,000	2/17/51	(96 bp)	21,442

KB Home, 5 3/4%, 2/1/14	—	—	50,000	9/20/11	(425 bp)	(125)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—	—	5,000	12/20/13	(210 bp)	116

Southwest Airlines, 5 1/4%, 10/1/14	—	—	25,000	3/20/12	(190 bp)	608

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09 cont.						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
CBS Corp, 4 5/8%, 5/15/18	—	$—		$70,000	6/20/11	(102 bp)	$5,053

CenturyTel. Inc., 6%, 4/1/17	—	—		50,000	6/20/13	(170 bp)	(1,317)

CNA Financial Corp., 5.85%, 12/15/14	—	—		135,000	9/20/16	(155 bp)	13,098

DJ ABX CMBX AAA Index	AAA	1,809		30,000 F	2/17/51	35 bp	(9,566)

DJ ABX HE AAA Index	AAA	4,181		53,193	7/25/45	18 bp	(12,707)

DJ CDX NA HY Series 11 Version 1 Index	B	11,398		48,500	12/20/13	500 bp	(1,831)

DJ CDX NA IG Series 11 Version 1 Index	—	(22,620)		1,400,000	12/20/13	(150 bp)	16,601

Expedia Inc., 7.456%, 8/15/18	—	—		27,000	12/20/13	(310 bp)	1,803

General Electric Capital Corp., 6%, 6/15/12	Aaa	—		50,000	9/20/13	109 bp	(10,070)

Hanson PLC., 7 7/8%, 9/27/10	—	—		25,000	9/20/16	(255 bp)	10,896

iStar Financial, Inc., 6%, 12/15/10	B2	675		10,000	3/20/09	500 bp	422

Korea Monetary STAB Bond, 5.15%,	A2	—		130,000F	2/19/10	115 bp	963
2/12/10

MetLife Inc., 5%, 6/15/15	—	—		5,000	12/20/13	(405 bp)	403

Packaging Corporation of America, 5 3/4%,	—	—		165,000	9/20/13	(129 bp)	5,544
8/1/13

Pitney Bowes, Inc., 4 5/8%, 10/1/12	—	—		60,000	3/20/18	(95 bp)	(111)

PPG Industries, Inc., 7.05%, 8/15/09	—	—		85,000	3/20/18	(154 bp)	3,507

Tyco Electronics Group, 6.55%, 10/1/17	—	—		90,000	12/20/17	(125.5 bp)	9,263

Universal Corp., 5.2%, 10/15/13	—	—		25,000	3/20/15	(95 bp)	157

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B2	—	EUR	10,000	9/20/13	477 bp	(904)

Goldman Sachs International
CNA Financial Corp., 5.85%, 12/15/14	—	—		$5,000	9/20/11	(160 bp)	271

DJ ABX HE AAA Index	AAA	3,733		47,494	7/25/45	18 bp	(11,346)

DJ CDX NA IG Series 11 Index	—	(12,607)		250,000	12/20/13	(150 bp)	(5,603)

DJ CDX NA IG Series 11 Index	—	(11,679)		250,000	12/20/13	(150 bp)	(4,675)

DJ CDX NA IG Series 11 Version 1 Index	—	(38,095)		631,000	12/20/18	(140 bp)	(20,328)

DJ CMB NA CMBX AAA Index	—	(1,413)		17,000	2/17/51	(35 bp)	5,041

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	—	—		140,000	6/20/11	(254.9 bp)	17,559

Pearson PLC., 7%, 10/27/14	—	—		100,000	6/20/18	(96 bp)	(1,724)

JPMorgan Chase Bank, N.A.
AllTel Corp., 7 7/8%, 7/1/32	—	—		35,000	9/20/12	(95 bp)	(836)

Anheuser-Busch Co., Inc. 5 5/8%, 10/1/10	—	—		100,000	3/20/17	(133 bp)	(1,470)

Computer Science Corp., 5%, 2/15/13	—	—		85,000	3/20/18	(82 bp)	(103)

Cox Communications, Inc., 6.8%, 8/1/28	—	—		100,000	3/20/10	(45 bp)	766

DJ ABX HE PEN AAA Series 6 Version 2	AA+	2,627		13,042	5/25/46	11 bp	(2,312)
Index

DJ CMB NA CMBX AAA Index	—	(2,025)		26,000	2/17/51	(35 bp)	7,828

Embarq Corp., 7.082%, 6/1/16	—	—		130,000	6/20/13	(337 bp)	(12,663)

Expedia, Inc., 7.456%, 8/15/18	—	—		18,000	9/20/13	(300 bp)	1,220

Glencore Funding LLC, 6%, 4/15/14	—	—		100,000	6/20/14	(148 bp)	34,702

iStar Financial, Inc., 6%, 12/15/10	B2	350		5,000	3/20/09	500 bp	223

Lexmark International, Inc., 5.9%, 6/1/13	—	—		15,000	6/20/13	(113 bp)	1,052

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		5,000	6/20/13	595 bp	(2,536)

Merrill Lynch Capital Services, Inc.
Marriott International, 4 5/8%, 6/15/12	—	—		45,000	6/20/12	(247 bp)	3,773

Merrill Lynch International
AllTel Corp., 7 7/8%, 7/1/32	—	—		245,000	9/20/12	(97 bp)	(6,032)

Computer Sciences Corp, 5%, 2/15/13	—	—		30,000	3/20/13	(66 bp)	111

Liberty Media LLC., 5.7%, 5/15/13	—	—		65,000	6/20/09	(203 bp)	526

MGM Mirage Inc., 5 7/8%, 2/27/14	—	—		60,000	9/20/10	(470 bp)	24,220

Pearson PLC, 7%, 10/27/14	—	—		100,000	6/20/18	(65 bp)	745

Supervalu, Inc., 7 1/2%, 05/15/12	—	—		240,000	8/1/09	(90 bp)	2,245

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09 cont.					Fixed payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
Bundesrepublic of Deutschland, 6%, 6/20/16	Aaa	$—	$109,000	6/20/18	8 bp	$(6,750)

DJ CDX NA IG Series 11 Index	—	(21,506)	840,000	12/20/18	(140 bp)	2,145

DJ CMB NA CMBX AAA Index	AAA	6,336	90,000	2/17/51	35 bp	(27,789)

Nalco Co., 7.75%, 11/15/11	B1	—	15,000	3/20/13	460 bp	(898)

Republic of Austria, 5 1/4%, 1/4/11	—	—	109,000	6/20/18	(17 bp)	16,945

Universal Corp., 5.2%, 10/15/13	—	—	75,000	3/20/13	(89 bp)	275

UBS, AG
Cardinal Health Inc., 5.85%, 12/15/17	—	—	150,000	6/20/13	(49 bp)	510

Hanson PLC., 7 7/8%, 9/27/10	—	—	55,000	9/20/16	(250 bp)	23,918

Meritage Homes Corp., 7%, 5/1/14	—	—	65,000	9/20/13	(760 bp)	7,144

Total						$(97,620)

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2009.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$10,026,539	$213,501

Level 2	34,383,896	109,794

Level 3	156,717	—

Total	$44,567,152	$323,295

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of February 28, 2009:

	Investment in securities	Other financial instruments

Balance as of February 29, 2008	$—	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	—	—

Change in net unrealized appreciation/(depreciation)	—	—

Net purchases/sales	—	—

Net transfers in and/or out of Level 3	156,717	—

Balance as of February 28, 2009	$156,717	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $57,860,889)	$44,567,152

Foreign currency (cost $279) (Note 1)	603

Dividends, interest and other receivables	472,868

Receivable for shares of the fund sold	40,575

Receivable for securities sold	248,948

Receivable for sales of delayed delivery securities (Note 1)	4,067,521

Unrealized appreciation on swap contracts (Note 1)	3,173,624

Receivable for open forward currency contracts (Note 1)	163,121

Receivable for closed forward currency contracts (Note 1)	83,063

Receivable for closed swap contracts (Note 1)	28,275

Receivable from Manager (Note 2)	43,952

Receivable for receivable purchase agreement (Note 2)	148,944

Premium paid on swap contracts (Note 1)	170,761

Total assets	53,209,407

LIABILITIES

Payable to custodian (Note 2)	215,805

Payable for variation margin (Note 1)	56,381

Payable for securities purchased	229,620

Payable for purchases of delayed delivery securities
(Note 1)	11,175,167

Payable for shares of the fund repurchased	56,594

Payable for investor servicing fees (Note 2)	16,197

Payable for custodian fees (Note 2)	45,069

Payable for Trustee compensation and expenses (Note 2)	24,397

Payable for administrative services (Note 2)	2,821

Payable for distribution fees (Note 2)	6,547

Payable for open forward currency contracts (Note 1)	144,227

Payable for closed forward currency contracts (Note 1)	1,670

Payable for closed swap contracts (Note 1)	73,993

Written options outstanding, at value (premiums received
$40,663) (Notes 1 and 3)	53,966

Premium received on swap contracts (Note 1)	195,119

Unrealized depreciation on swap contracts (Note 1)	3,076,920

TBA sales commitments, at value (proceeds receivable
$4,061,563) (Note 1)	4,054,063

Other accrued expenses	141,714

Total liabilities	19,570,270

Net assets	$33,639,137

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$57,508,308

Undistributed net investment income (Note 1)	256,911

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(11,296,036)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(12,830,046)

Total — Representing net assets applicable
to capital shares outstanding	$33,639,137

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($9,115,837 divided by 1,363,133 shares)	$6.69

Offering price per class A share (100/94.25 of $6.69)*	$7.10

Net asset value and offering price per class B share
($876,164 divided by 131,410 shares)**	$6.67

Net asset value and offering price per class C share
($2,158,547 divided by 323,711 shares)**	$6.67

Net asset value and redemption price per class M share
($94,780 divided by 14,198 shares)	$6.68

Offering price per class M share (100/96.50 of $6.68)*	$6.92

Net asset value, offering price and redemption price per
class R share ($761 divided by 114 shares)***	$6.69

Net asset value, offering price and redemption price per
class Y share ($21,393,048 divided by 3,194,904 shares)	$6.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/09

INVESTMENT INCOME

Interest (net of foreign tax of $4,596 )
(including interest income of $231,349 from
investments in affiliated issuers) (Note 5)	$2,269,708

Dividends (net of foreign tax of $13,541)	544,250

Securities lending	600

Total investment income	2,814,558

EXPENSES

Compensation of Manager (Note 2)	321,919

Investor servicing fees (Note 2)	102,425

Custodian fees (Note 2)	75,303

Trustee compensation and expenses (Note 2)	23,474

Administrative services (Note 2)	20,170

Distribution fees — Class A (Note 2)	32,922

Distribution fees — Class B (Note 2)	14,353

Distribution fees — Class C (Note 2)	27,214

Distribution fees — Class M (Note 2)	1,147

Distribution fees — Class R (Note 2)	5

Reports to shareholders	44,705

Auditing	106,997

Other	36,348

Fees waived and reimbursed by Manager (Notes 2 and 5)	(490,035)

Total expenses	316,947
Expense reduction (Note 2)	(2,600)

Net expenses	314,347
Net investment income	2,500,211

Net realized loss on investments (Notes 1 and 3)	(6,714,438)

Net increase from payments by affiliates (Note 2)	1,392

Net realized loss on swap contracts (Note 1)	(648,050)

Net realized loss on futures contracts (Note 1)	(1,599,970)

Net realized gain on foreign currency transactions (Note 1)	1,105,943

Net realized gain on written options (Notes 1 and 3)	157,579

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(193,788)

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the year	(11,529,866)

Net loss on investments	(19,421,198)

Net decrease in net assets resulting from operations	$(16,920,987)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	2/28/09	2/29/08

Operations:

Net investment income	$2,500,211	$1,403,457

Net realized loss on investments and
foreign currency transactions	(7,697,544)	(1,881,411)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(11,723,654)	(1,711,289)

Net decrease in net assets resulting
from operations	(16,920,987)	(2,189,243)

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(993,880)	(579,220)

Class B	(91,893)	(53,224)

Class C	(189,727)	(60,914)

Class M	(9,713)	(7,914)

Class R	(72)	(43)

Class Y	(2,552,316)	(822,735)

Net realized short-term gain on investments

Class A	—	(12,925)

Class B	—	(1,444)

Class C	—	(1,995)

Class M	—	(222)

Class R	—	(1)

Class Y	—	(39,613)

From net realized long-term gain on investments

Class A	—	(56,009)

Class B	—	(6,258)

Class C	—	(8,644)

Class M	—	(962)

Class R	—	(4)

Class Y	—	(171,655)

Redemption fees (Note 1)	79	273

Increase (decrease) from capital share
transactions (Note 4)	(1,935,974)	45,299,295

Total increase (decrease) in net assets	(22,694,483)	41,286,543

NET ASSETS

Beginning of year	56,333,620	15,047,077

End of year (including undistributed net
investment income of $256,911 and
distributions in excess of net investment
income of $387,067, respectively)	$33,639,137	$56,333,620

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,d]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2009	$10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [e]	$6.69	(30.00)	$9,116.74		4.92	144.95 [f]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [e]	10.42	(1.42)	14,503.71		4.09	112.08 [f]
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [e]	11.06	10.53	12,621.75		4.21	82.66 [f]
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56 [f]
February 28, 2005 †	10.00	.18	.46	.64	(.14)	(.01)	(.15)	—	10.49	6.36 *	5,426	.34 *	1.73 *	33.75 *

Class B
February 28, 2009	$10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [e]	$6.67	(30.55)	$876	1.49	4.14	144.95 [f]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [e]	10.39	(2.14)	1,669	1.46	3.34	112.08 [f]
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [e]	11.03	9.60	1,068	1.50	3.50	82.66 [f]
February 28, 2006 ††	10.64	.15	(.12) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.25 *	233	.81 *	1.48 *	70.56 [f]

Class C
February 28, 2009	$10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [e]	$6.67	(30.60)	$2,159	1.49	4.22	144.95 [f]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [e]	10.40	(2.13)	2,556	1.46	3.30	112.08 [f]
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [e]	11.04	9.69	1,090	1.50	3.48	82.66 [f]
February 28, 2006 ††	10.64	.15	(.13) [g]	.02	(.14)	(.09)	(.23)	—	10.43	.23 *	221	.81 *	1.45 *	70.56 [f]

Class M
February 28, 2009	$10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [e]	$6.68	(30.33)	$95	1.24	4.41	144.95 [f]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [e]	10.40	(1.92)	160	1.21	3.59	112.08 [f]
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [e]	11.04	9.93	159	1.25	3.71	82.66 [f]
February 28, 2006 ††	10.64	.17	(.14) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.33 *	91	.70 *	1.62 *	70.56 [f]

Class R
February 28, 2009	$10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [e]	$6.69	(30.24)	$1.99		4.68	144.95 [f]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [e]	10.43	(1.57)	1.96		3.87	112.08 [f]
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [e]	11.06	10.23	1	1.00	3.95	82.66 [f]
February 28, 2006 ††	10.64	.18	(.13) [g]	.05	(.16)	(.09)	(.25)	—	10.44	.49 *	1	.58 *	1.70 *	70.56 [f]

Class Y
February 28, 2009	$10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [e]	$6.70	(29.81)	$21,393.49		5.20	144.95 [f]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [e]	10.43	(1.19)	37,444.46		3.89	112.08 [f]
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [e]	11.07	10.77	109.50		4.48	82.66 [f]
February 28, 2006 †††	10.40	.16	.13 [g]	.29	(.15)	(.09)	(.24)	—	10.45	2.80 *	1	.30 *	1.61 *	70.56 [f]

     * Not annualized.

    † For the period September 13, 2004 (commencement of operations) to February 28, 2005.

  †† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

       a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

      b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

      c Includes amounts paid through expense offset arrangements (Note 2).

     d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	2/28/09	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.99%	1.05%	2.94%	2.53%	0.95%

Class B	0.99	1.05	2.94	1.60	—

Class C	0.99	1.05	2.94	1.60	—

Class M	0.99	1.05	2.94	1.60	—

Class R	0.99	1.05	2.94	1.60	—

Class Y	0.99	1.05	2.94	1.60	—

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes dollar-roll transactions.

g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

50	51

Notes to financial statements 2/28/09

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the

Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2009, the fund had no securities out on loan.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2009, the fund had a capital loss carryover of $4,600,686 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$233,376	February 29, 2016

4,367,310	February 28, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2010 $5,504,481 of losses recognized during the period November 1, 2008 to February 28, 2009.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2009, the fund reclassified $1,207,234 to increase undistributed net investment income and $1,563 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,205,671.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2009 were as follows:

Unrealized appreciation	$2,333
Unrealized depreciation	(13,887,063)

Net unrealized depreciation	(13,884,730)
Undistributed ordinary income	623,471
Capital loss carryforward	(4,600,686)
Post-October loss	(5,504,481)

Cost for federal income tax purposes	$58,451,882

S) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.50% of the fund’s average net assets.

For the year ended February 28, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $483,312 of its management fee from the fund.

Effective May 15, 2008, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective June 30, 2008, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $1,392 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,942 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within Receivable for closed swap contracts. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 28, 2009, the fund’s expenses were reduced by $2,600 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $274, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,143 and $24 from the sale of class A and class M shares, respectively, and received $2,166 and $190 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $84,035,557 and $57,815,579, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended February 28, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding	USD	1,285,008	$46,392
at beginning of year	EUR	—	—

Options opened	USD	1,828,119	248,760
	EUR	350,000	21,062

Options exercised	USD	—	—
	EUR	—	—

Options expired	USD	(604,063)	(96,036)
	EUR	—	—

Options closed	USD	(2,191,062)	(179,515)
	EUR	—	—

Written options outstanding	USD	318,002	$19,601
at end of year	EUR	350,000	$21,062

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/09		Year ended 2/29/08

Class A	Shares	Amount	Shares	Amount

Shares sold	791,497	$7,343,068	714,316	$7,832,827

Shares issued in	111,059	883,398	54,149	588,525
connection with
reinvestment of
distributions

	902,556	8,226,466	768,465	8,421,352

Shares	(930,927)	(8,235,713)	(518,141)	(5,633,163)
repurchased

Net increase	(28,371)	$(9,247)	250,324	$2,788,189
(decrease)

	Year ended 2/28/09		Year ended 2/29/08

Class B	Shares	Amount	Shares	Amount

Shares sold	107,271	$1,005,259	141,763	$1,541,464

Shares issued in	10,608	84,262	4,672	50,422
connection with
reinvestment of
distributions

	117,879	1,089,521	146,435	1,591,886

Shares	(147,039)	(1,299,722)	(82,637)	(890,429)
repurchased

Net increase	(29,160)	$(210,201)	63,798	$701,457
(decrease)

	Year ended 2/28/09		Year ended 2/29/08

Class C	Shares	Amount	Shares	Amount

Shares sold	185,669	$1,712,779	169,253	$1,835,961

Shares issued in	19,826	154,326	4,598	49,312
connection with
reinvestment of
distributions

	205,495	1,867,105	173,851	1,885,273

Shares	(127,702)	(1,040,479)	(26,666)	(285,420)
repurchased

Net increase	77,793	$826,626	147,185	$1,599,853

	Year ended 2/28/09		Year ended 2/29/08

Class M	Shares	Amount	Shares	Amount

Shares sold	9,280	$80,515	10,400	$116,227

Shares issued in	1,096	8,894	798	8,527
connection with
reinvestment of
distributions

	10,376	89,409	11,198	124,754

Shares	(11,554)	(88,705)	(10,209)	(106,757)
repurchased

Net increase	(1,178)	$704	989	$17,997
(decrease)

	Year ended 2/28/09		Year ended 2/29/08

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in	9	72	5	48
connection with
reinvestment of
distributions

	9	72	5	48

Shares	—	—	—	—
repurchased

Net increase	9	$72	5	$48

	Year ended 2/28/09		Year ended 2/29/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,777,866	$ 30,613,188	5,489,136	$60,679,465

Shares issued in	322,397	2,552,259	97,078	1,034,003
connection with
reinvestment of
distributions

	4,100,263	33,165,447	5,586,214	61,713,468

Shares	(4,493,695)	(35,709,375)	(2,007,767)	(21,521,717)
repurchased

Net increase	(393,432)	$(2,543,928)	3,578,447	$40,191,751
(decrease)

At February 28, 2009, Putnam Investments, LLC owned the following shares of the fund:

	Shares	Percentage of	Total value of
	owned	outstanding shares	owned shares

M	113	0.8%	$755

R	114	100.0	761

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2009, management fees paid were reduced by $6,723 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $231,349 for the year ended February 28, 2009. During the year ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $31,564,478 and $64,069,468, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (unaudited)

The fund has designated 5.80% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2009, the fund hereby designates 7.95%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended February 28, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,007,640 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

Shareholder meeting results (unaudited)

May 22, 2008 meeting

A proposal to approve investments in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

4,437,962	66,281	38,029	—

All tabulations are rounded to the nearest whole number.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992

to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Bos-ton. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to Decem-ber 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2009, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**

Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Judith Cohen
Putnam Investment	Robert E. Patterson	Vice President, Clerk and Assistant Treasurer
Management, LLC	George Putnam, III
One Post Office Square	Robert L. Reynolds	Wanda M. McManus
Boston, MA 02109	Richard B. Worley	Vice President, Senior Associate Treasurer
and Assistant Clerk
Investment Sub-Manager	Officers
Putnam Investments Limited	Charles E. Haldeman, Jr.	Nancy E. Florek
57–59 St James’s Street	President	Vice President, Assistant Clerk, Assistant
London, England SW1A 1LD		Treasurer and Proxy Manager
Charles E. Porter
Investment Sub-Advisor	Executive Vice President, Principal
The Putnam Advisory Company, LLC	Executive Officer, Associate Treasurer
One Post Office Square	and Compliance Liaison
Boston, MA 02109
Jonathan S. Horwitz
Marketing Services	Senior Vice President and Treasurer
Putnam Retail Management
One Post Office Square	Steven D. Krichmar
Boston, MA 02109	Vice President and Principal Financial Officer

Custodian	Janet C. Smith
State Street Bank and Trust Company	Vice President, Principal Accounting Officer
and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Independent Registered Public
Accounting Firm	Beth S. Mazor
PricewaterhouseCoopers LLP	Vice President

Trustees	James P. Pappas
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN103 255828 4/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2009	$101,699	$--	$5,084	$-
February 28, 2008	$91,828	$--	$4,581	$ -

For the fiscal years ended February 28, 2009 and February 28, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 373,674 and $ 57,774 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2009	$ -	$ 302,065	$ -	$ -
February 28, 2008	$ -	$ 21,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009